                                                                   EXHIBIT 99(b)



================================================================================

                    REPUBLIC GROUP INCORPORATED, as Company


                                      AND


                          UMB BANK, N.A., as Trustee


                                   Indenture

                           Dated as of July 15, 1998

                                  ----------

                                 $100,000,000

                   9.50% Senior Subordinated Notes due 2008


================================================================================

                               TABLE OF CONTENTS

                                 -------------

                                                                                             PAGE
                                                                                             ----
                                            ARTICLE 1
                                           DEFINITIONS
SECTION 1.01.  Certain Terms Defined...........................................................13
SECTION 1.02.  Other Definitions...............................................................31

                                            ARTICLE 2
                       ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

SECTION 2.01.  Authentication and Delivery of Securities.......................................32
SECTION 2.02.  Execution of Securities.........................................................32
SECTION 2.03.  Certificate of Authentication...................................................32
SECTION 2.04.  Form, Denomination and Date of Securities; Payments of
         Interest..............................................................................32
SECTION 2.05.  Restrictive Legends.............................................................34
SECTION 2.06.  Registration, Transfer and Exchange.............................................36
SECTION 2.07.  Book-Entry Provisions for Global Securities.....................................37
SECTION 2.08.  Special Transfer Provisions.....................................................39
SECTION 2.09.  Mutilated, Defaced, Destroyed, Lost and Stolen Securities.......................43
SECTION 2.10.  Cancellation of Securities......................................................44
SECTION 2.11.  Temporary Securities............................................................44
SECTION 2.12.  CUSIP and CINS Numbers..........................................................44

                                            ARTICLE 3
                           COVENANTS OF THE COMPANY AND THE TRUSTEE.

SECTION 3.01.  Payment of Principal and Interest...............................................45
SECTION 3.02.  Offices for Payments, etc.......................................................45
SECTION 3.03.  Appointment to Fill a Vacancy in Office of Trustee..............................46
SECTION 3.04.  Paying Agents...................................................................46
SECTION 3.05.  Certificates to Trustee.........................................................47
SECTION 3.06.  Securityholders' Lists..........................................................47
SECTION 3.07.  Reports by the Trustee..........................................................47
SECTION 3.08.  Limitation on Restricted Payments...............................................48
SECTION 3.09.  Limitation on Incurrence of Indebtedness and Issuance of
         Disqualified Stock....................................................................50
SECTION 3.10.  Disposition of Proceeds of Asset Sales..........................................53
SECTION 3.11.  Limitation on Liens.............................................................57

                                                                                             PAGE
                                                                                             ----
SECTION 3.12.  Limitation on Dividend and Other Payment Restrictions
         Affecting Restricted Subsidiaries.....................................................57
SECTION 3.13.  Limitation on Line of Business..................................................58
SECTION 3.14. Limitation on Senior Subordinated Debt...........................................58
SECTION 3.15.  Limitation on Transactions with Affiliates......................................58
SECTION 3.16.  Limitation on Issuance of Guarantees of Indebtedness by
         Restricted Subsidiaries...............................................................59
SECTION 3.17.  Change of Control...............................................................60
SECTION 3.18.  Reports.........................................................................62
SECTION 3.19.  Waiver of Stay, Extension or Usury Laws.........................................63

                                            ARTICLE 4
                     REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

SECTION 4.01.  Events of Default...............................................................64
SECTION 4.02.  Acceleration....................................................................66
SECTION 4.03.  Other Remedies..................................................................66
SECTION 4.04.  Waiver of Past Defaults.........................................................66
SECTION 4.05.  Control by Majority.............................................................67
SECTION 4.06.  Limitation on Suits
          .....................................................................................67
SECTION 4.07.  Rights of Holders to Receive Payment............................................67
SECTION 4.08.  Collection Suit by Trustee......................................................68
SECTION 4.09.  Trustee May File Proofs of Claim................................................68
SECTION 4.10.  Priorities......................................................................68
SECTION 4.11.  Undertaking for Costs...........................................................69

                                            ARTICLE 5
                                     CONCERNING THE TRUSTEE

SECTION 5.01.  Duties and Responsibilities of the Trustee; During Default;
         Prior to Default......................................................................69
SECTION 5.02.  Certain Rights of the Trustee...................................................70
SECTION 5.03.  Trustee Not Responsible for Recitals, Disposition of
         Securities or Application of Proceeds Thereof.........................................72
SECTION 5.04.  Trustee and Agents May Hold Securities; Collections, etc........................72
SECTION 5.05.  Moneys Held by Trustee..........................................................72
SECTION 5.06.  Notice of Default...............................................................73
SECTION 5.07.  Compensation and Indemnification of Trustee and Its
         Prior Claim...........................................................................73
SECTION 5.08.  Right of Trustee to Rely on Officer's Certificate, etc..........................74

                                                                                             PAGE
                                                                                             ----
SECTION 5.09.  Persons Eligible for Appointment as Trustee.....................................74
SECTION 5.10.  Resignation and Removal; Appointment of Successor
         Trustee...............................................................................74
SECTION 5.11.  Acceptance of Appointment by Successor Trustee..................................76
SECTION 5.12.  Merger, Conversion, Consolidation or Succession to
         Business of Trustee...................................................................76
SECTION 5.13.  Preferential Collection of Claims...............................................77

                                            ARTICLE 6
                                     CONCERNING THE HOLDERS

SECTION 6.01.  Evidence of Action Taken by Holders.............................................77
SECTION 6.02.  Proof of Execution of Instruments and of Holding of
         Securities; Record Date...............................................................78
SECTION 6.03.  Securities Owned by Company Deemed Not Outstanding..............................78
SECTION 6.04.  Right of Revocation of Action Taken.............................................79

                                            ARTICLE 7
                                     SUPPLEMENTAL INDENTURES

SECTION 7.01.  Supplemental Indentures Without Consent of Holders..............................79
SECTION 7.02.  With Consent of Holders.........................................................80
SECTION 7.03.  Effect of Supplemental Indenture................................................81
SECTION 7.04.  Documents to Be Given to Trustee; Compliance with TIA...........................82
SECTION 7.05.  Notation on Securities in Respect of Supplemental
         Indentures............................................................................82

                                            ARTICLE 8
                             CONSOLIDATION, MERGER OR SALE OF ASSETS

SECTION 8.01.  When the Company May Merge, Etc.................................................82
SECTION 8.02.  Successor Corporation Substituted...............................................83
SECTION 8.03.  Opinion of Counsel to Trustee...................................................83

                                            ARTICLE 9
                                          SUBORDINATION

SECTION 9.01.  Agreement to Subordinate........................................................84
SECTION 9.02.  Liquidation; Dissolution; Bankruptcy............................................84
SECTION 9.03.  Default on Designated Senior Debt...............................................85
SECTION 9.04.  When Distributions Must Be Paid Over............................................85

                                                                                             PAGE
                                                                                             ----
SECTION 9.05.  Notice..........................................................................86
SECTION 9.06.  Subrogation.....................................................................86
SECTION 9.07.  Relative Rights.................................................................87
SECTION 9.08.  The Company and Holders May Not Impair Subordination............................87
SECTION 9.09.  Distribution or Notice to Representative........................................88
SECTION 9.10.  Rights of Trustee and Paying Agent..............................................88
SECTION 9.11.  Authorization to Effect Subordination
          .....................................................................................89
SECTION 9.12.  Payment.........................................................................89

                                           ARTICLE 10
                                    REDEMPTION OF SECURITIES

SECTION 10.01.  Right of Optional Redemption; Prices...........................................89
SECTION 10.02.  Notice of Redemption; Partial Redemptions......................................90
SECTION 10.03.  Payment of Securities Called for Redemption....................................91
SECTION 10.04.  Exclusion of Certain Securities from Eligibility for
         Selection for Redemption..............................................................92

                                           ARTICLE 11
                               DEFEASANCE AND COVENANT DEFEASANCE

SECTION 11.01.  Company's Option to Effect Defeasance or Covenant
         Defeasance............................................................................92
SECTION 11.02.  Legal Defeasance and Discharge.................................................92
SECTION 11.03.  Covenant Defeasance............................................................93
SECTION 11.04.  Conditions to Legal or Covenant Defeasance.....................................93
SECTION 11.05.  Deposited Money and Government Securities to be Held
         in Trust; Other Miscellaneous Provisions..............................................95
SECTION 11.06.  Repayment to the Company.......................................................96
SECTION 11.07.  Reinstatement..................................................................96

                                           ARTICLE 12
                                    MISCELLANEOUS PROVISIONS

SECTION 12.01.  Incorporators, Stockholders, Officers and Directors of
         Company Exempt from Individual Liability..............................................97
SECTION 12.02.  Provisions of Indenture for the Sole Benefit of Parties and
         Holders...............................................................................97
SECTION 12.03.  Successors and Assigns of Company Bound by Indenture...........................97
SECTION 12.04.  Notices and Demands on Company, Trustee and Holders............................97

                                                                                             PAGE
                                                                                             ----
SECTION 12.05.  Officer's Certificates and Opinions of Counsel;
         Statements to Be Contained Therein....................................................98
SECTION 12.06.  Payments Due on Saturdays, Sundays and Holidays................................99
SECTION 12.07.  Conflict of Any Provision of Indenture with Trust
         Indenture Act of 1939.................................................................99
SECTION 12.08.  New York Law to Govern.........................................................99
SECTION 12.09.  Third Party Beneficiaries......................................................99
SECTION 12.10.   Counterparts.................................................................100
SECTION 12.11.  Effect of Headings............................................................100


EXHIBIT A. Form of Certificate to be Delivered in
         Connection with Transfers Pursuant to
         Regulation S.........................................................................A-1

              Reconciliation and tie between Trust Indenture Act
               of 1939 and Indenture, dated as of July 15, 1998

Trust Indenture                                      Indenture
  Act Section                                         Section

(S)  310 (a) (1) ...................................    5.09
         (a) (2) ...................................    5.09
         (b) .......................................    5.10
(S)  312 (a) .......................................    3.06
(S)  313 (a) .......................................    3.07
(S)  314 (a) .......................................   12.04
         (c) (1) ...................................   12.05
         (c) (2) ...................................   12.05
         (e) .......................................   12.05
(S)  315 (b) .......................................    5.06
(S)  316 (a) (last
             sentence) .............................    1.01 ("Outstanding")
         (a) (1) (A) ...............................    4.02, 4.05
         (a) (1) (B) ...............................    4.04
         (b) .......................................    4.07
         (c) .......................................    6.02
(S)  317 (a) (1) ...................................    4.08
         (a) (2) ...................................    4.09
         (b) .......................................    3.04
(S)  318 (a) .......................................   12.07


         Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

         THIS INDENTURE, dated as of July 15, 1998 between Republic Group Incorporated, a Delaware corporation (the "COMPANY"), and UMB BANK, N.A. (the "TRUSTEE"),

                                      W I T N E S S E T H :

         WHEREAS, the Company has duly authorized the issue of its 9.50% Senior Subordinated Notes due 2008 (the "SECURITIES") and, to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Securities and the Trustee's certificate of authentication shall be in substantially the following form:

                          [FORM OF FACE OF SECURITY]
No.                                                           $
[CUSIP][CINS]

                          Republic Group Incorporated
                    9.50% Senior Subordinated Note Due 2008

         Republic Group Incorporated, a Delaware corporation (the "COMPANY"), for value received hereby promises to pay to _______________________________ or registered assigns the principal sum of ____________ Dollars at the Company's office or agency for said purpose in the City of New York on July 15, 2008, by check or draft in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 15 and July 15 (each an "INTEREST PAYMENT DATE") of each year, commencing with January 15, 1999, on said principal sum by check or draft in like coin or currency at the rate per annum set forth above at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or, if no interest on the Securities [or on the Securities for which these Securities were exchanged pursuant to the Exchange Offer]1 has been paid or duly provided for, from July 15, 1998. Notwithstanding the foregoing, if the date hereof is after January 1 or July 1 (each an "INTEREST RECORD DATE"), as the case may be, and before the immediately following Interest Payment Date, this Security shall bear interest from such Interest Payment Date; provided, that if the Company shall default in the

-----------
     /1/To be included in Exchange Securities.

payment of interest due on such Interest Payment Date then this Security shall bear interest from the next preceding Interest Payment Date to which interest on the Securities has been paid or duly provided for. The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the Interest Record Date preceding such Interest Payment Date whether or not such day is a business day; provided that interest may be paid, at the option of the Company, by mailing a check therefor payable to the registered holder entitled thereto at such holder's last address as it appears on the Security register or by electronic transfer, in immediately available funds, to such bank or other entity in the continental United States as shall be designated in writing by such holder (which written designation shall include the name, address and ABA routing number of the receiving bank and the name, number and contact person related to the account to be credited at such receiving bank) prior to the relevant Interest Record Date and shall have appropriate facilities for such purpose.

         Interest, other than default interest, on the Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:



                                       REPUBLIC GROUP INCORPORATED


                                       By:
                                          ------------------------------------
                                           Name:
                                           Title:

                         [FORM OF REVERSE OF SECURITY]

                          Republic Group Incorporated

                    9.50% Senior Subordinated Note Due 2008

         This Security is one of a duly authorized issue of debt securities of the Company, limited to the aggregate principal amount of $100,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of July 15, 1998 (the "INDENTURE"), duly executed and delivered by the Company to UMB Bank, N.A. as Trustee (herein called the "TRUSTEE"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Securities.

         This Security will bear interest until final maturity at a rate per annum shown above, except as provided in the next paragraph. The Company will pay interest on overdue principal of, premium, if any, and to the extent lawful, interest on overdue installments of interest, at a 9.50% rate per annum based on a year of 360 days and actual days elapsed.

         [In the event that (i) the Exchange Offer Registration Statement (as defined in the Indenture) relating to the Exchange Offer (as defined in the Indenture) is not filed with the Commission (as defined in the Indenture) on or prior to the date that is 60 days after the Closing Date (as defined in the Indenture), (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the date that is 120 days after the Closing Date, or
(iii) the Exchange Offer is not consummated or a Shelf Registration Statement (as defined in the Indenture) with respect to resale of this Security is not declared effective on or prior to the date that is 150 days after the Closing Date (each such event referred to in clauses (i) through (iii), a "REGISTRATION DEFAULT"), then the Company will pay additional interest (in addition to the interest otherwise due hereon) ("ADDITIONAL INTEREST") to the holder during the first 90-day period immediately following the occurrence of each such Registration Default in an amount equal to 0.25% per annum for any and all Registration Defaults. The amount of interest will increase by an additional 0.25% per annum for each subsequent 90- day period until such Registration Default is cured, up to a maximum amount of additional interest of 1.00% per annum for any and all Registration Defaults. Such additional interest will cease accruing with respect to any Registration Default when such Registration Default has been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).]2

         [There shall also be payable in respect of this Security all Additional Interest that may have accrued on the Security for which this Security was exchanged (as defined in such Security) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Security and payable at the same time and in the same manner as periodic interest on this Security.]3

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

         The Indenture permits the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that without the consent of each holder affected, no such supplemental indenture shall (i) reduce the principal amount of Securities whose holders must consent to an amendment, supplement or waiver, (ii) reduce the principal of or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities (other than provisions relating to the covenants described in Sections 3.10 and 3.17 in the Indenture), (iii) reduce the rate of or change the time for payment of interest on any Security, (iv) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on, the Securities (except a rescission of acceleration of the Securities by the holders of at least a majority in aggregate principal amount


-------------------
     /2/To be included in Securities not Exchange Securities.

     /3/To be included in Exchange Securities.

thereof and a waiver of the payment default that resulted from such acceleration), (v) make any Security payable in money other than that stated in the Securities, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of holders of Securities to receive payments of principal of, premium, if any, or interest on the Securities, (vii) waive a redemption payment with respect to any Security (other than a payment required by one of the covenants described in Sections 3.10 and 3.17 in the Indenture), (viii) modify the ranking or priority of the Securities or modify the definition of Senior Debt or Designated Senior Debt or amend or modify the subordination provisions of the Indenture in any manner adverse to the holders or (ix) make any change in the foregoing amendment and waiver provisions.

         Notwithstanding the foregoing, without the consent of any holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for the assumption of the Company's obligations to holders of Securities in the case of a transaction described in Section 8.01, to make any change that would provide any additional rights or benefits to the holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder, or to comply with requirements of the Commission (as defined in the Indenture) in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act (as defined in the Indenture).

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

         The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any multiple of $1,000.

         At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

         Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Company, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made against the holder for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         The Securities may be redeemed at the option of the Company as a whole, or from time to time in part, on any date on or after July 15, 2003, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of Securities to be redeemed, all as provided in the Indenture, at the following redemption prices (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption:

         If redeemed during the twelve-month period beginning July 15,
         Year                                                  Percentage

         2003.............................................      104.750%
         2004..............................................     103.167%
         2005.............................................      101.583%
         2006 and thereafter...............................     100.000%

provided that if the date fixed for redemption is an Interest Payment Date, then the interest payable on such date shall be paid to the holder of record on the next preceding Interest Record Date.

     In addition, prior to July 15, 2001, the Company may redeem up to 35% of the principal amount of the Notes with the net cash proceeds received by the Company from one or more Public Equity Offerings, at a redemption price of 109.5% of the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on an Interest Payment Date that is on or prior to the redemption date); provided, however, that at least 65% of the aggregate principal amount of the Notes originally issued remains outstanding immediately after any such redemption (excluding any Securities owned by the Company or any of its Affiliates). Notice of redemption pursuant to this paragraph must be mailed to holders of Securities not later than 60 days following the consummation of such Public Equity Offering.

         Subject to payment by the Company of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

         Upon a Change of Control (as defined in the Indenture), any holder of Securities will have the right to cause the Company to purchase the Securities of such holder, in whole or in part in integral multiples of aggregate principal amount of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to any Change of Control Payment Date, as provided in, and subject to the terms of the Indenture.

         All amounts owed under and in respect of this Security are subordinated in right of payment, to the extent and in the manner provided in Article 9 of the Indenture, to the prior payment in full in cash of all amounts owed under and in respect of all Senior Debt, and the subordination of the Securities is for the benefit of all holders of all Senior Debt, whether outstanding on the Closing Date or incurred thereafter. The Company agrees, and each holder by accepting a Security agrees, to the subordination.

         The Company, the Trustee, and any authorized agent of the Company or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and none of the Company the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company (or any subsidiary thereof) or of any successor corporation, either directly or through the Company (or any subsidiary thereof) or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The Indenture is hereby incorporated by the reference and to the extent of any variance between the provisions hereof and the Indenture, the Indenture shall control.

         This Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                Dated:
                      -------------------------

  This is one of the Securities described in the within-mentioned Indenture.

                                       UMB BANK, N.A.,
                                         as Trustee


                                       By:
                                          ---------------------------------
                                                 Authorized Signatory

                           [FORM OF TRANSFER NOTICE]


         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto Insert Taxpayer Identification No.

--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Security on the books of the Company with full power of substitution in the premises.


                    [THE FOLLOWING PROVISION TO BE INCLUDED
               ON ALL SECURITIES OTHER THAN EXCHANGE SECURITIES,
                   PERMANENT OFFSHORE GLOBAL SECURITIES AND
                         OFFSHORE PHYSICAL SECURITIES]

         In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years after the later of the original issuance of this Security or the last date on which this Security was held by the Company or an Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]

         [ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or

         [ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date:
      ----------------            ----------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "QUALIFIED INSTITUTIONAL BUYER" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------            ----------------------------------------------
                                  NOTICE: To be executed by an executive officer

                      OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Security purchased by the Company pursuant to
Section 3.10 or Section 3.17 of the Indenture, check the Box: o

         If you wish to have a portion of this Security purchased by the Company pursuant to Section 3.10 or Section 3.17 of the Indenture, state the amount:

              $______________.
Date:
      ----------------

Your Signature:
                -----------------------------------------------------
                        (Sign exactly as your name appears on
                         the other side of this Security)

Signature Guarantee:
                     -------------------------
                      [Name of Eligible Guarantor Institution, as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, or any similar rule which Trustee deems applicable.]

         AND WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in the Indenture provided, the valid, binding and legal obligations of the Company and to constitute these presents a valid indenture and agreement according to its terms, have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the Holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:


                                   ARTICLE 1
                                  DEFINITIONS

         SECTION 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GAAP (whether or not such is indicated herein). The words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

         "ACQUIRED DEBT" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

         "ACQUIRED SUBSIDIARY DEBT" means, with respect to any specified Person,
(i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, except to the extent such Indebtedness was incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person, except to the extent such Lien was created or incurred in connection with, or in contemplation of, such acquisition.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

         "AFFILIATE TRANSACTION" has the meaning provided in Section 3.15.

         "AGENT MEMBERS" has the meaning provided in Section 2.07(a).

         "ASSET SALE" means (i) the sale, lease, conveyance or other disposition of any assets (including, without limitation, by way of a sale and leaseback) other than the disposition of inventory in the ordinary course of business (it being understood that dispositions of inventory pursuant to long-term supply agreements constitute the ordinary course of business); provided that the sale, lease, conveyance or other disposition of all or substantially all of the property or assets of the Company will be governed by Section 3.17 and/or
Article 8 and not by the provisions of Section 3.10, and (ii) the issuance or sale by the Company or any of its Restricted Subsidiaries of Equity Interests of any of the Company's Restricted Subsidiaries, in the case of either clause (i) or (ii), whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $1 million or (b) for net proceeds in excess of $1 million. Notwithstanding the foregoing: (a) a transfer of assets by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or another Restricted Subsidiary or (b) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary, in each case, will not be deemed to be an Asset Sale.

         "ASSET SALE OFFER PRICE" has the meaning provided in Section 3.10.

         "BOARD OF DIRECTORS" means, with respect to any Person, the Board of Directors of such Person, or any authorized committee of the Board of Directors of such Person.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

         "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

         "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CASH EQUIVALENTS" means, at any time, (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) repurchase obligations for investments of the type described in clause (i) for which delivery of the investment is made against payment, (iii) demand or time deposits, bankers' acceptances and certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $300,000,000, and (iv) commercial paper with a maturity of 180 days or less issued by a corporation (except any Affiliate of the Company or Subsidiary of the Company) organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P and at least P-1 by Moody's.

         "CHANGE OF CONTROL" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Restricted Subsidiaries taken as a whole to any Person or group (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange
Act) other than Phil Simpson, his spouse, his descendants and their spouses, trusts and estates of which any of them are primary beneficiaries and any entities of which any of them are holders of a majority of the equity securities, (ii) the acquisition by any Person or group (as defined above) of a direct or indirect interest in more than 50% of the voting power of the voting stock of the Company, by way of merger or consolidation or otherwise, other than Phil Simpson, his spouse, his descendants and their spouses, trusts and estates of which any of them are primary beneficiaries and any entities of which any of them are holders of a majority of the equity securities or (iii) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

         "CLOSING DATE" means July 15, 1998.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act.

         "CONSOLIDATED EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an asset sale (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) any non-cash charges (to the extent such charges were deducted in computing such Consolidated Net Income), except for any non-cash charges that represent accruals of, or reserves for, cash disbursements to be made in any future accounting period, plus (iii) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent such provision for taxes was included in computing such Consolidated Net Income, plus (iv) the Fixed Charges of such Person and its Restricted Subsidiaries for such period, to the extent that such Fixed Charges were deducted in computing such Consolidated Net Income, plus (v) depreciation, amortization and depletion (including amortization of goodwill and all other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and depletion were deducted in computing such Consolidated Net Income, in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the amounts referred to in clauses (i) through (v) above as they relate to a Restricted Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in same proportion) that the Net Income of such Restricted Subsidiary was included in calculating the Consolidated Net Income of such Person and only if a corresponding amount would be permitted at the date of determination to be paid as a dividend or similar distribution to the Company by such Restricted Subsidiary or by a Restricted Subsidiary which is the parent of such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders.

         "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with

GAAP; provided that (i) the Net Income of any Person that is not Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Restricted Subsidiary thereof, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted to be made to the Company by such Restricted Subsidiary or by a Restricted Subsidiary which is the parent of such Restricted Subsidiary without any prior approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (iii) solely for the purpose of calculating the amount of Restricted Payments that may be made pursuant to clause (c) of the first paragraph of Section 3.08, the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iv) the cumulative effect of a change in accounting principles shall be excluded.

         "CONSOLIDATED NET WORTH" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Restricted Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock), less all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made in accordance with GAAP as a result of the acquisition of such business) subsequent to the date of the Indenture in the book value of any asset owned by such Person or a consolidated Restricted Subsidiary of such Person, and excluding the cumulative effect of a change in accounting principles, all as determined in accordance with GAAP.

         "CONTINUING DIRECTOR" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of the Indenture, (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election or (iii) was nominated for election or elected to such Board of Directors by the Company.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 928 Grand Boulevard, 13th Floor, Kansas City, Missouri 64016.

         "DEFAULT" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

         "DEPOSITARY" means The Depository Trust Company, its nominees, and their respective successors.

         "DESIGNATED SENIOR DEBT" means (i) so long as the New Credit Facility is outstanding, all Indebtedness under the New Credit Facility and (ii) thereafter, any other Senior Debt permitted under the Indenture the principal amount of which is $5 million or more and that has been designated by the Company as "Designated Senior Debt."

         "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the stated date on which the Securities mature.

         "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "EVENT OF DEFAULT" means any event or condition specified as such in
Section 4.01 which shall have continued for the period of time, if any, therein designated.

         "EXCESS PROCEEDS" has the meaning provided in Section 3.10.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE OFFER" means the exchange offer by the Company of Exchange Securities for Securities pursuant to the Registration Rights Agreement.

         "EXCHANGE OFFER REGISTRATION STATEMENT" means a registration statement relating to an Exchange Offer on an appropriate form and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "EXCHANGE SECURITIES" means any securities of the Company to be offered to Securityholders in exchange for Securities pursuant to the Exchange Offer or otherwise pursuant to a Registration of Exchange Securities containing terms identical to the Securities for which they are exchanged (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the date of issuance of the Securities and (ii) the Exchange Securities will contain the alternative third paragraph appearing on the reverse of the Securities in the form recited above and will not contain terms with respect to transfer restrictions).

         "EXISTING INDEBTEDNESS" means Indebtedness of the Company and its Restricted Subsidiaries (other than Indebtedness under the New Credit Facility) in existence on the date of the Indenture, until such amounts are repaid, including all reimbursement obligations with respect to letters of credit outstanding as of the date of the Indenture (other than letters of credit issued pursuant to the New Credit Facility).

         "FIXED CHARGE COVERAGE RATIO" means, with respect to any Person for any period, the ratio of (i) the Consolidated EBITDA of such Person for such period to (ii) the Fixed Charges of such Person for such period. In the event that the Company or any of its Restricted Subsidiaries incurs, assumes, Guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues or redeems preferred stock subsequent to the commencement of the four-quarter reference period for which the Fixed Charge Coverage Ratio is being calculated but on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated by giving pro forma effect to such incurrence, assumption, Guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock (and the application of the proceeds of any such incurrence of Indebtedness or issuance of preferred stock), as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above,
(i) acquisitions that have been made by the Company or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period, and (ii) the Consolidated EBITDA and Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded.

         "FIXED CHARGES" means, with respect to any Person for any period, the sum, without duplication, of (i) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts, and other fees and charges incurred in respect of letters of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations) and (ii) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period, and (iii) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon) and (iv) the product of (a) all cash dividend payments (and non-cash dividend payments in the case of a payor that is a Restricted Subsidiary) on any Disqualified Stock of the Company and on any series of preferred stock of any Restricted Subsidiary of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined Federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

         "FLUOR DANIEL AGREEMENT" means that certain Agreement for Engineering, Procurement and Construction among the Company, Republic Paperboard Company and Fluor Daniel, Inc. dated as of June 25, 1998 as further amended, modified, extended, renewed or replaced in whole or in part, from time to time.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entities as have been approved by a significant segment of the accounting profession, as in effect on the Issue Date.

         "GLOBAL SECURITIES" has the meaning provided in Section 2.04.

         "GOVERNMENT SECURITIES" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

         "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agree ments in respect thereof), of all or any part of any Indebtedness.

         "HEDGING OBLIGATIONS" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) foreign exchange contracts or currency swap agreements, (iii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency values and (iv) other agreements or arrangements designed to protect such Person against fluctuations in raw material prices.

         "HOLDER", "HOLDER OF SECURITIES", "SECURITYHOLDER" or other similar terms means the registered holder of any Security.

         "INDEBTEDNESS" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreement in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or Trade Payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person; it being understood that the obligations incurred under the Fluor Daniel Agreement of the Company or any Restricted Subsidiary in connection with the Lawton Mill shall not constitute Indebtedness.

         "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

         "INSOLVENCY OR LIQUIDATION PROCEEDING" means, with respect to any Person, (i) any insolvency or bankruptcy or similar case or proceeding, or any reorganization, receivership, liquidation, dissolution or winding up of such Person, whether voluntary or involuntary, or (ii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Person.

         "INTEREST PAYMENT DATE" means each semiannual interest payment date on January 15 and July 15 of each year, commencing January 15, 1999.

         "INTEREST RECORD DATE" for the Interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the January1 or July 1 (whether or not a Business Day) as the case may be, next preceding such Interest Payment Date.

         "INVESTMENTS" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees of Indebtedness or other obligations), advances or capital contributions, purchases or other acquisitions for consideration of Indebtedness,

Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. For purposes of the definition of "Unrestricted Subsidiary" and Section 3.08,
(i) "Investment" shall include the fair market value of the assets (net of liabilities) of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary and (ii) any property transferred to or from any Person shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors of the Company.

         "ISSUE DATE" means the original issue date of the Securities.

         "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure Indebtedness, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction with respect to any such lien, pledge, charge or security interest).

         "MOODY'S" means Moody's Investors Services, Inc. and its successors.

         "NET INCOME" means, with respect to any Person for such period, the net income (loss) of any such Person for such period, determined in accordance with GAAP, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any asset sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) other than the disposition of inventory in the ordinary course of business (it being understood that dispositions of inventory pursuant to long-term supply agreements constitute the ordinary course of business) or
(b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain or loss, together with any related provision for taxes on such extraordinary or nonrecurring gain or loss.

         "NET PROCEEDS" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale, net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions) and any other expenses incurred or to be incurred by the Company or a Restricted Subsidiary as a direct result of the sale of such assets (including, without limitation, severance, relocation, lease termination and other similar expenses), taxes actually paid or payable as a result thereof, payments made to retire Indebtedness where payment of such Indebtedness is required in connection with such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

         "NEW CREDIT FACILITY" means that certain Credit Agreement, expected to be dated as of July 15, 1998, by and among the Company and Morgan Guaranty Trust Company of New York, as Syndication Agent, NationsBank, N.A., as Administrative Agent, and the other lenders that are parties thereto (or, if such Credit Agreement is not entered into with Morgan Guaranty Trust Company of New York and NationsBank, N.A., then a similar senior credit facility entered into among the Company, any one or more of its Subsidiaries and one or more banks or other lenders), including any related notes, collateral documents, instruments and agreements executed in connection therewith, and in each case as further amended, modified, extended, renewed, refunded, replaced or refinanced in whole or in part, from time to time (including amendments, modifications, extensions, renewals, refundings, replacements or refinancings which increase the principal amount of Indebtedness permitted thereunder; provided that any such increase will not increase the amount of Indebtedness which may be incurred at the time of such increase pursuant to clause (i) of the second paragraph of Section 3.09).

         "NON-RECOURSE DEBT" means Indebtedness of a Subsidiary (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would consti tute Indebtedness of the Company or any of its Restricted Subsidiaries), or (b) is directly or indirectly liable (as a guarantor or otherwise) and (ii) no default with respect to which would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

         "NON-U.S. PERSON" means a person who is not a U.S. person, as defined in Regulation S.

         "OBLIGATIONS" means all principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") of the Company and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 12.05.

         "OFFSHORE GLOBAL SECURITIES" has the meaning provided in Section 2.04.

         "OFFSHORE PHYSICAL SECURITIES" means Securities issued pursuant to
Section 2.01 in exchange for interests in the Offshore Global Security following the Offshore Securities Exchange Date or pursuant to Section 2.07(b), in each case in registered form substantially in the form hereinabove recited.

         "OFFSHORE SECURITIES EXCHANGE DATE" has the meaning provided in Section 2.04.

         "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in
Section 12.05, and such others as may reasonably be requested by the Trustee, if and to the extent required hereby.

         "OUTSTANDING", when used with reference to Securities, subject to the provisions of Article 11, means, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

             (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

             (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

             (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.09 (unless proof satisfactory to the Trustee and the Company is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

         "PAYMENT DEFAULT" means any failure to pay any scheduled installment of principal of, premium, if any, or interest on any Indebtedness within the grace period provided for such payment in the documentation governing such Indebtedness.

         "PERMANENT OFFSHORE GLOBAL SECURITY" has the meaning provided in
Section 2.04.

         "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used solely to extend, refinance, renew, replace, defease or refund, other Indebtedness of the Company or any of its Restricted Subsidiaries (other than Indebtedness constituting revolving credit loans under the New Credit Facility permitted to be incurred under clause (i) of the second paragraph of Section 3.09), provided that (i) the principal amount of such Permitted Refinancing Indebtedness does not exceed the principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any premiums paid and reasonable fees and expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final stated maturity date not earlier than the final stated maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Securities, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Securities on terms at least as favorable to the Holders of Securities as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by the Company or by the Restricted Subsidiary which is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

         "PERSON" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "POST-PETITION INTEREST" means, with respect to any Indebtedness of any Person, all interest accrued or accruing on such Indebtedness after the commencement of any Insolvency or Liquidation Proceeding against such Person in accordance with and at the rate specified in such Indebtedness, whether or not such interest is an allowed claim enforceable against such Person in a bankruptcy case under Title 11 of the United States Code.

         "PRINCIPAL" wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "AND PREMIUM, IF ANY".

         "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Securities in the form set forth in Section 2.05(a).

         "PUBLIC EQUITY OFFERING" means an underwritten primary public offering of common stock of the Company pursuant to an effective Registration Statement under the Securities Act.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "QUALIFIED EQUITY INTERESTS" means all Equity Interests of the Company other than Disqualified Stock of the Company.

         "REGISTRAR" has the meaning provided in Section 2.06.

         "REGISTRATION" means a registered exchange offer for the Securities by the Company or other registration of the Securities under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of July 15, 1998, between the Company and the Initial Purchasers and certain permitted assigns specified therein.

         "REGISTRATION STATEMENT" means the Registration Statement pursuant to and as defined in the Registration Rights Agreement.

         "REGULATION S" means Regulation S under the Securities Act.

         "REORGANIZATION SECURITIES" means, with respect to any Insolvency or Liquidation Proceeding involving the Company, Capital Stock or any other securities of the Company as reorganized or readjusted (or Capital Stock or any other securities of any other Person provided for by a plan of reorganization or readjustment) that are subordinated, at least to the same extent as the Securities, to the payment of all outstanding Senior Debt after giving effect to such plan of reorganization or readjustment; provided, however, that (i) the Securities shall not be treated in any case or proceeding or other event described above as part of the same class of claims as the Senior Debt or any class of claim on a parity with or senior to the Senior Debt for any payment or distribution, (ii) such securities are subordinated at least to the same extent as the Securities to Senior Debt of the Company and any securities issued in exchange for such Senior Debt and (iii) such securities are authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or similar law that gives effect to the subordination of the Securities to Senior Debt in a manner and with an effect which would be required if this proviso were not included in this paragraph; provided further that the Senior Debt is assumed by the new corporation, if any, resulting from any such reorganization or readjustment and issuing such securities.

         "RESPONSIBLE OFFICER" when used with respect to the Trustee means any vice president (whether or not designated by numbers or words added before or after the title "vice president"), any corporate trust officer, any assistant corporate trust officer, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such corporate trust officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "RESTRICTED INVESTMENT" means any Investment by the Company or any Restricted Subsidiary in any Person other than (i) an Investment in the Company or a Restricted Subsidiary or in any Person that, as a result of such Investment, becomes a Restricted Subsidiary or will be merged or consolidated with or into or will transfer or convey all or substantially all of its assets to, the Company or a Restricted Subsidiary and (ii) Temporary Cash Investments.

         "RESTRICTED SUBSIDIARY" means any Subsidiary of any Person other than an Unrestricted Subsidiary of such Person and any Subsidiary of an Unrestricted Subsidiary of such Person.

         "RULE 144A" means Rule 144A under the Securities Act.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITY" or "SECURITIES" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Securities to be issued and exchanged for any Securities pursuant to the Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Securities and Exchange Securities shall vote together as one series of Securities under this Indenture.

         "SECURITY REGISTER" has the meaning provided in Section 2.06.

         "SENIOR DEBT" means (i) all Indebtedness of the Company under the New Credit Facility, including principal of, premium, if any, and interest on such Indebtedness and all other amounts due on or in connection with such Indebtedness including all charges, fees and expenses, (ii) all other Indebtedness of the Company, including principal of, premium, if any, and interest on such Indebtedness, unless the instrument under which such Indebtedness is created, incurred, assumed or Guaranteed expressly provides that such Indebtedness is not senior or superior in right of payment to the Securities, and all renewals, extensions, modifications, amendments or refinancings thereof and (iii) all interest on any Indebtedness referred to in clause (i) and (ii) accruing during the pendency of any bankruptcy or insolvency proceeding whether or not allowed or allowable thereunder. Notwithstanding the foregoing, Senior Debt shall not include (a) Subordinated Debt of the Company; provided, however, that no Indebtedness shall be deemed to be Subordinated Debt of the Company solely by reason of such other Indebtedness being secured and such Indebtedness not being secured, (b) the Securities, (c) any Indebtedness of the Company to any of its Restricted Subsidiaries, (d) any Indebtedness which, when incurred and without respect to any election under Section 1111 (b) of the Bankruptcy Code, is without recourse to the Company, (e) any Indebtedness of the Company, to the extent not permitted by Section 3.09, (f) any Indebtedness to any employee of the Company or any of its Restricted Subsidiaries, (g) any liability for taxes owed or owing by the Company and (h) Trade Payables.

         "SHELF REGISTRATION STATEMENT" means a Shelf Registration Statement of the Company pursuant to and as defined in the Registration Rights Agreement.

         "SIGNIFICANT SUBSIDIARY" means, at any date of determination, any Subsidiary that, together with its Subsidiaries, (i) accounted for more than 10% of the consolidated revenues of the Company and its consolidated Subsidiaries or
(ii) was the owner of more than 10% of the consolidated assets of the Company and its consolidated Subsidiaries, all as set forth on the most recently available audited financial statements of the Company.

         "STOCKHOLDERS' EQUITY" means, with respect to any Person as of any date, the stockholders' equity of such Person determined in accordance with GAAP as of the date of the most recent available internal financial statements of such Person, and calculated on a pro forma basis to give effect to any acquisition or disposition by such Person consummated or to be consummated since the date of such financial statements and on or prior to the date of such calculation.

         "SUBORDINATED DEBT" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter incurred) which is by its terms expressly subordinate or junior in right of payment to the Securities.

         "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof). Unrestricted Subsidiaries shall not be included in the definition of Subsidiary for any purposes of the Indenture (except, as the context may otherwise require, for purposes of the definition of "Unrestricted Subsidiary"). Unless otherwise specified or the context otherwise requires, "Subsidiary" means a Subsidiary of the Company.

         "TEMPORARY CASH INVESTMENT" means any of the following: (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof; provided that the full faith and credit of the United States of America is pledged in support thereof, (ii) time deposit accounts, bankers' acceptances, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by any office located in the United States of America of a bank or trust company which is organized or licensed under the laws of the United States of America or any state thereof and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $500 million and has outstanding debt which is rated "P-1" (or higher) by Moody's or "A-1" (or higher) by S&P or any money-market fund sponsored by a registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with an office located in the United States of America of a bank or trust company meeting the qualifications described in clause (ii) above,
(iv) commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized under the laws of the United States of America or any state thereof with a rating, at the date of acquisition, of "P-1" (or higher) by Moody's or "A-1" (or higher) by S&P, (v) securities with maturities of six months or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "P-1" (or higher) by Moody's or "A-1" (or higher) by S&P and (vi) money market funds which invest substantially all of their assets in securities described in the preceding clauses (i) through (v).

         "TEMPORARY OFFSHORE GLOBAL SECURITY" has the meaning provided in
Section 2.04.

         "TRADE PAYABLES" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods or services.

         "TRUST INDENTURE ACT OF 1939" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed, and "TIA", when used in respect of an indenture supplemental hereto, means such Act as in force at the time such indenture supplemental hereto becomes effective.

         "TRUSTEE" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

         "U.S. GLOBAL SECURITY" has the meaning provided in Section 2.04.

         "U.S. PERSON" has the meaning provided in Regulation S.

         "U.S. PHYSICAL SECURITIES" means Securities issued in the form of permanent certificated Securities in registered form in substantially the form hereinabove recited.

         "UNRESTRICTED SUBSIDIARY" means any Subsidiary that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a Board Resolution, but only if such Subsidiary (i) has no Indebtedness other than Non-Recourse Debt, (ii) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company, (iii) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results and (iv) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries.

         Notwithstanding the foregoing, an Unrestricted Subsidiary shall not cease to qualify as an Unrestricted Subsidiary if the Company Guarantees Indebtedness of such Unrestricted Subsidiary and such Guarantee is a Restricted Investment which is permitted by Section 3.08.

         Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted under the covenant described in Section 3.08. If at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted

Subsidiary it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under the Indenture, the Company shall be in Default under the Indenture). The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under the Indenture, and (ii) no Default or Event of Default would be in existence following such designation.

         "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

         SECTION 1.02.  Other Definitions.

                                                                 Defined in
         Term                                                      Section
         ----                                                      -------
         "Bankruptcy Law"....................................       4.01
         "Change of Control Offer"...........................       3.17
         "Change of Control Payment".........................       3.17
         "Change of Control Payment Date"....................       3.17
         "Commencement Date".................................       3.10
         "Covenant Defeasance"...............................       11.03
         "Custodian".........................................       4.01
         "incur".............................................       3.09
         "Legal Defeasance"..................................       11.02
         "Offer Amount"......................................       3.10
         "Offer Period"......................................       3.10
         "Permitted Business" ...............................       3.13
         "Purchase Date".....................................       3.10
         "Purchase Price"....................................       3.10
         "Restricted Payments"...............................       3.08
         "Secured Indebtedness" .............................       3.11

                                   ARTICLE 2
             ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

         SECTION 2.01. Authentication and Delivery of Securities. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities (including Exchange Securities) in an aggregate principal amount not in excess of the amount specified in the form of Security hereinabove recited (except as otherwise provided in Section 2.09) may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") without any further action by the Company.

         SECTION 2.02. Execution of Securities. The Securities shall be signed on behalf of the Company by its Chairman of the Board of Directors or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"). Such signatures may be the manual or facsimile signatures of the present or any future such officers.

         In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such officer.

         SECTION 2.03. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinabove recited, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

         SECTION 2.04. Form, Denomination and Date of Securities; Payments of Interest. The Securities and the Trustee's certificates of authentication shall be substantially in the form recited above; provided that Exchange Securities
(i) shall
contain the alternative third paragraph appearing on the reverse of the Securities in the form recited above and (ii) shall not contain terms with respect to transfer restrictions. The Securities shall be issuable in denominations provided for in the form of Security recited above. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

         Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, including those required by Section 2.05, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

         Each Security shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Security recited above.

         Securities offered and sold in reliance on Section 4(2) of and Rule 144A under the Securities Act shall be issued initially in the form of one or more permanent global Securities in registered form, substantially in the form hereinabove recited (the "U.S. GLOBAL SECURITY"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as herein provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of a single temporary global Security in registered form substantially in the form hereinabove recited (the "TEMPORARY OFFSHORE GLOBAL SECURITY") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided herein. At any time on and after August 24, 1998 (the "OFFSHORE SECURITIES EXCHANGE DATE"), a single permanent global Security in registered form substantially in the form hereinabove recited without the Private Placement Legend (the "PERMANENT OFFSHORE GLOBAL SECURITY"; and together with the Temporary Offshore Global Security, the "OFFSHORE GLOBAL SECURITIES") duly executed by the Company and authenticated by the Trustee as provided herein shall be deposited with the Trustee, as custodian for the Depositary, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Temporary

Offshore Global Security in an amount equal to the principal amount of the beneficial interest in the Temporary Offshore Global Security transferred.

         The Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the "PHYSICAL SECURITIES". The U.S. Global Security and the Offshore Global Security are sometimes referred to herein as the "GLOBAL SECURITIES".

         The person in whose name any Security is registered at the close of business on any Interest Record Date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to the Interest Record Date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of such payment) established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date.

         SECTION 2.05. Restrictive Legends. (a) Unless and until a Security is exchanged for an Exchange Security in connection with an effective Registration pursuant to the Registration Rights Agreement, the U.S. Global Security, Temporary Offshore Global Security, each U.S. Physical Security and each Offshore Physical Security issued pursuant to Section 2.07(b), shall bear the following legend on the face thereof:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE LATER OF THE DATE OF ORIGINAL ISSUANCE HEREOF OR THE SALE HEREOF BY THE COMPANY OR ITS AFFILIATES OR (Y) BY AN AFFILIATE OF THE COMPANY OR BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED

         INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS PRIOR TO THE EXPIRATION OF THE "DISTRIBUTION COMPLIANCE PERIOD" (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE THAT MAY BE OBTAINED FROM THE TRUSTEE IS DELIVERED BY THE TRANSFEREE, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2)(i) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

          (b) Each Global Security, whether or not an Exchange Security, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN

         AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.

         SECTION 2.06. Registration, Transfer and Exchange. The Securities are issuable only in registered form. The Company will keep at each office or agency to be maintained for the purpose as provided in Section 3.02 (the "REGISTRAR") a register or registers (the "SECURITY REGISTER(s)") in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such Security Register or Security Registers shall be open for inspection by the Trustee.

         Upon due presentation for registration of transfer of any Security at each such office or agency, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities, in each case, in authorized denominations for a like aggregate principal amount.

         A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company the Trustee, and any agent of the Company shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Company the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry. When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations (including an exchange of Securities for Exchange Securities), the Registrar shall register the transfer or make the exchange as requested if the requirements for such transactions set forth herein are met; provided that no exchanges of Securities for Exchange Securities shall occur until a Registration Statement shall have been declared effective by the Commission and that any Securities that are exchanged for Exchange Securities shall be cancelled by the Trustee. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request.

         The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.11, 7.05 or 11.03) and such payment, if required, shall be paid before any new Security shall be delivered. No service charge to any Holder shall be made for any such transaction. In the event that any Holder of a Security fails to provide a correct taxpayer identification number to the Trustee, the Trustee may impose a charge against such Holder sufficient to pay any tax or other governmental charge required to be paid as a result of such failure and the Trustee may deduct the amount of such tax or other charge from amounts otherwise payable to such Holder with respect to such Security.

         The Company shall not be required to exchange or register a transfer of
(a) any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         SECTION 2.07. Book-Entry Provisions for Global Securities. (a) The U.S. Global Security and Offshore Global Security initially shall (i) be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary,

(ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.05.

         Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.08. In addition, U.S. Physical Securities and Offshore Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security or the Offshore Global Security, respectively, if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Security or the Offshore Global Security, as the case may be, and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default of which the Trustee has actual notice has occurred and is continuing and the Registrar has received a request from the Depositary to issue such Physical Securities.

          (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

          (d) In connection with any transfer of a portion of the beneficial interests in the U.S. Global Security to beneficial owners pursuant to paragraph
(b) of this Section 2.07, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more U.S. Physical Securities of like tenor and amount.

          (e) In connection with the transfer of the entire U.S. Global Security or Offshore Global Security to beneficial owners pursuant to paragraph (b) of this Section, the U.S. Global Security or Offshore Global Security, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security or Offshore Global Security, as the case may be, an equal aggregate principal amount of U.S. Physical Securities or Offshore Physical Securities, as the case may be, of authorized denominations.

          (f) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Security pursuant to paragraph (b) or (d) of this Section shall, except as otherwise provided by paragraph 2.08(e), bear the legend regarding transfer restrictions applicable to the U.S. Physical Security set forth in Section 2.05.

          (g) Any Offshore Physical Security delivered in exchange for an interest in the Offshore Global Security pursuant to paragraph (b) of this Section shall, except as otherwise provided by paragraph 2.08(e), bear the legend regarding transfer restrictions applicable to the Offshore Physical Security set forth in Section 2.05.

          (h) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         SECTION 2.08. Special Transfer Provisions. Unless and until a Security is exchanged for an Exchange Security in connection with an effective Registration pursuant to the Registration Rights Agreement, the following provisions shall apply:

          (a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a U.S. Physical Security or an interest in the U.S. Global Security to a QIB (excluding Non-U.S. Persons):

              (i) If the Security to be transferred consists of (x) U.S. Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the

          Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Security, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

              (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of U.S. Physical Securities, upon receipt by the Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the U.S. Physical Securities to be transferred and the Trustee shall cancel the U.S. Physical Security so transferred.

          (b) Transfers of Interests in the Temporary Offshore Global Security. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Temporary Offshore Global Security:

              (i) The Registrar shall register the transfer of any Security (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit A hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance of Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

              (ii) If the proposed transferee is an Agent Member, upon receipt by the Registrar of the documents referred to in clause (i)(y) above and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security, in an amount equal to the principal amount of the Temporary Offshore Global Security to be transferred, and the Trustee shall decrease the amount of the Temporary Offshore Global Security in a like amount.

          (c) Transfers of Interests in the Permanent Offshore Global Security or Offshore Physical Securities to U.S. Persons. The following provisions shall apply with respect to any transfer of interests in the Permanent Offshore Global Security or Offshore Physical Securities to U.S. Persons: The Registrar shall register the transfer of any such Security without requiring any additional certification.

          (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Security to a Non-U.S.
Person:

              (i) Prior to August 24, 1998, the Registrar shall register any proposed transfer of a Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit A hereto from the proposed transferor.

              (ii) On and after August 24, 1998, the Registrar shall register any proposed transfer to any Non-U.S. Person (x) if the Security to be transferred is a U.S. Physical Security or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form of Exhibit A from the proposed transferor or (y) if the Security to be transferred is an Offshore Physical Security or an interest in the Permanent Offshore Global Security, without requiring any additional certification.

              (iii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (ii) and
          (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and
          (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Security in an amount equal to the principal amount of the

          U.S. Physical Securities or the U.S. Global Security, as the case may be, to be transferred, and the Trustee shall cancel the Physical Security, if any, so transferred or decrease the amount of the U.S. Global Security, as the case may be.

          (e) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act (or any successor provision thereto) as in effect with respect to such transfer, or either (i) the circumstances contemplated by the fifth paragraph of Section 2.04 or paragraph
(d)(ii) of this Section 2.08 exists or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (f) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.07(a) or this Section
2.08. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States Federal or state securities law.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Company in its discretion may execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery, a new Security bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by each of them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

         Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

         Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.10. Cancellation of Securities. All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Company or any agent of the Company or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall deliver cancelled Securities to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.11. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for the purpose pursuant to Section 3.02, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 2.12. CUSIP and CINS Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any change in the CUSIP numbers or CINS numbers.


                                  ARTICLE 3
                   COVENANTS OF THE COMPANY AND THE TRUSTEE.

         SECTION 3.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. Each installment of interest on the Securities may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Company, or by wire transfer to such holders in immediately available funds, to such bank or other entity in the continental United States as shall be designated in writing by such holders (which written designation should include the name, address and ABA routing number of the receiving bank and the name, number and contact person related to the account to be credited at the receiving bank) and shall have appropriate facilities for such purpose, or in accordance with the standard operating procedures of the Depositary.

         SECTION 3.02. Offices for Payments, etc. So long as any of the Securities remain outstanding, the Company will maintain in the City of New York, the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Company hereby initially designates the Trustee's office located c/o of United Missouri Trust Company of New York, 1 Battery Park Plaza, 8th Floor, New York, New York 10004-1405 as the office or agency for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office or at such New York office of the Trustee.

         SECTION 3.03. Appointment to Fill a Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 3.04. Paying Agents. Whenever the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee,

          (b) that it will give the Trustee notice of any failure by the Company (or any other obligor on the Securities) to make any payment of the principal of or interest on the Securities when the same shall be due and payable, and

          (c) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause
 (b) above.

         The Company will, prior to 12:00 noon (New York time) on each due date of the principal of or interest on the Securities, deposit with the paying agent (including the Trustee should it be the paying agent), a sum in immediately available funds, sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

         If the Company shall act as paying agent, it will, on or before each due date of the principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

         Anything in this Section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

         Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Sections 11.05 and 11.06.

         SECTION 3.05. Certificates to Trustee. (a) The Company will deliver to the Trustee within 90 days after the end of each fiscal year of the Company, commencing with the fiscal year ending June 30, 1999, a certificate from the principal executive, financial or accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture) and setting forth the details of any Event of Default or Default known to such officer and the action which the Company proposes to take with respect thereto.

         (b) The Company will deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or a Default, an Officer's Certificate setting forth the details of such Event of Default or Default, and the action which the Company proposes to take with respect thereto.

         (c) The Company will deliver to the Trustee within 90 days after the end of each fiscal year of the Company a written statement by the Company's independent public accountants stating whether, in connection with their audit examination, any Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof.

         SECTION 3.06. Securityholders' Lists. If and so long as the Trustee shall not be the Registrar, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities pursuant to Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each Interest Record Date as of such Interest Record Date, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished.

         SECTION 3.07. Reports by the Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each July 1 following the date of this Indenture deliver to Holders a brief report, dated as of such July 1, which complies with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

         SECTION 3.08. Limitation on Restricted Payments. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any distribution on account of the Company's or any Restricted Subsidiary's Equity Interests (other than (x) dividends or distributions payable in Qualified Equity Interests of the Company and (y) in the case of any Restricted Subsidiary, dividends or distributions payable to the Company or any Restricted Subsidiary of the Company); (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any of its Restricted Subsidiaries (other than any such Equity Interests that are owned by the Company or a Restricted Subsidiary); (iii) make any voluntary or optional principal payment on, or voluntary or optional purchase, redemption, defeasance, or other acquisition or retirement for value of, any Subordinated Debt; or (iv) make any Investment that is a Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment (the amount of any such Restricted Payment, if other than cash, being the fair market value (as conclusively evidenced by a resolution of the Board of Directors of the Company set forth in an Officers' Certificate delivered to the Trustee within 60 days prior to the date of such Restricted Payment) of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment):

         (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

         (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the most recently ended four full fiscal quarter period for which internal financial statements are available immediately preceding the date of such Restricted Payment, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 3.09; and

         (c) such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Company and its Restricted Subsidiaries after June 30, 1998 (excluding Restricted Payments permitted by clauses
         (B), (C) and (D) of the next succeeding paragraph), is less than the sum of (i) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after June 30, 1998 to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by the Company from the issue or sale (other than to a Subsidiary of the Company) since June 30, 1998 of Qualified Equity Interests of the Company or of debt securities of the Company or any of its Restricted Subsidiaries that have been converted into or exchanged for such Qualified Equity Interests of the Company.

         If no Default or Event of Default has occurred and is continuing, or would occur as a consequence thereof, the foregoing provisions will not prohibit the following Restricted Payments: (A) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of the Indenture; (B) the payment of cash dividends on any series of Disqualified Stock issued after the date of the Indenture in an aggregate amount not to exceed the cash received by the Company since the date of the Indenture upon issuance of such Disqualified Stock; (C) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company or any Restricted Subsidiary in exchange for, or out of the net cash proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of Qualified Equity Interests of the Company; provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c) (ii) of the preceding paragraph; (D) the defeasance, redemption or repurchase of Subordinated Debt (including any Subordinated Debt that constitutes Acquired Debt) with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness or in exchange for or out of the net cash proceeds from the substantially concurrent sale (other than to a Subsidiary of the Company) of Qualified Equity Interests of the Company; provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)
(ii) of the preceding paragraph; (E) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary held by any present or former member of the Company's (or any of its Subsidiaries') management (which for purposes of this clause (E) includes directors) or the heirs, estate or legatees of, or any entity controlled by, any such member pursuant to any management equity subscription agreement, stock option agreement or other employee benefit plan; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests pursuant to this Clause (E) shall not exceed $1 million in any calendar year (with unused amounts in a calendar year being carried forward to a subsequent calendar year, subject to a maximum of $2 million in any calendar year); (F) the repurchase of any Subordinated Debt at a purchase price not greater than 101% of the principal amount of such Subordinated Debt in the event of a Change of Control pursuant to a provision similar to Section 3.17; provided that prior to such repurchase the Company has made a Change of Control Offer as provided in Section 3.17 and has repurchased all Securities validly tendered for payment in connection with such Change of Control Offer and (G) any other Restricted Payment which, together with all other Restricted Payments made pursuant to this clause (G) on or after the Issue Date, does not exceed $7 million.

         Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this covenant were computed.

         SECTION 3.09. Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, Guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") after the date of the Indenture any Indebtedness (including Acquired Debt) and that the Company will not issue any Disqualified Stock and the Company will not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that the Company may incur Indebtedness (including Acquired
Debt) and the Company may issue shares of Disqualified Stock if (i) no Default or Event of Default will have occurred and be continuing or would occur as a consequence thereof and (ii) the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.5 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period. Indebtedness consisting of reimbursement obligations in respect of a letter of credit will be deemed to be incurred when the letter of credit is first issued. The Company will not permit any of its Unrestricted Subsidiaries to incur any Indebtedness other than Non-Recourse Debt.

         The foregoing provisions will not apply to:

                  (i) the incurrence by the Company of Senior Debt under the New Credit Facility, and Guarantees thereof by its Restricted Subsidiaries, in an aggregate principal amount at any time outstanding not to exceed an amount equal to $85 million less the aggregate amount of all mandatory payments applied to repay loans (other than revolving credit loans) outstanding thereunder or to permanently reduce the revolving credit commitments thereunder;

                  (ii) the incurrence by the Company of Indebtedness represented by the Securities;

                  (iii) Existing Indebtedness;

                  (iv) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, Indebtedness that was permitted by the Indenture to be incurred (including, without limitation, Existing Indebtedness);

                  (v) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided that upon either (a) the transfer or other disposition by the Company or a Restricted Subsidiary of any Indebtedness so permitted under this clause (v) to a Person other than the Company or a Restricted Subsidiary or (b) the issuance, sale, transfer or other disposition of Equity Interests (including by consolidation or merger) in a Restricted Subsidiary to a Person other than the Company or a Restricted Subsidiary which results in such Restricted Subsidiary ceasing to be a Restricted Subsidiary, the provisions of this clause (v) shall no longer be applicable to such Indebtedness and such Indebtedness shall be deemed to have been incurred at the time of any such issuance, sale, transfer or other disposition, as the case may be;

                  (vi) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations or Guarantees thereof, provided that such Hedging Obligations are incurred for the purpose of (A) fixing or hedging interest rate or currency risk with respect to any fixed or floating rate Indebtedness that is permitted by the Indenture to be outstanding or any receivable or liability, the payment of which receivable or liability is determined by reference to a foreign currency; provided that the notional principal amount of any such Hedging Obligation does not exceed the principal amount of the Indebtedness to which such Hedging Obligation relates or (B) fixing or hedging risk with respect to fluctuations in the cost of its raw materials; provided that such obligation is entered into by the Company or a Restricted Subsidiary for valid business purposes other than speculative purposes

                  (as determined by the Company's or such Restricted Subsidiary's chief financial officer in the exercise of his or her good faith business judgment);

                  (vii) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by performance bonds, bankers' acceptances, standby letters of credit, mechanic's lien bonds or appeal bonds, in each case to the extent incurred in the ordinary course of business of the Company or such Restricted Subsidiary;

                  (viii) the issuance by any of the Company's Restricted Subsidiaries of shares of preferred stock to the Company or a Restricted Subsidiary; provided that upon the transfer or other disposition by the Company or a Restricted Subsidiary of any such shares to a Person other than the Company or a Restricted Subsidiary, the provisions of this clause (viii) shall no longer be applicable to such preferred stock and such preferred stock shall be deemed to have been issued to such Person at the time of any such transfer or other disposition and shall be required to satisfy the provisions of clause (ix) hereof;

                  (ix) the incurrence by any Restricted Subsidiary of Indebtedness, or the issuance by any Restricted Subsidiary of preferred stock, the aggregate principal amount of which, in the case of Indebtedness, or the total liquidation preference of which, in the case of preferred stock, together with (x) all other Indebtedness of the Company's Restricted Subsidiaries (other than Guarantees of the New Credit Facility) at the time outstanding and (y) the total liquidation preference of all other preferred stock of the Company's Restricted Subsidiaries at the time issued and outstanding and, in each case, held by any Person other than the Company or any Restricted Subsidiary, does not exceed the greater of (1) 5% of the Company's Stockholders' Equity as of the date of incurrence or (2) $2 million; provided that, in the case of clause (1) only, the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such Indebtedness (including Acquired Subsidiary Debt) is incurred would have been at least 2.5 to 1, determined on a pro forma basis, provided further, that solely for the purpose of determining whether the aggregate principal amount of Indebtedness of the Company's Restricted Subsidiaries at any time outstanding exceeds 5% of the Company's Stockholders' Equity, Acquired Subsidiary Debt shall be excluded;

                  (x) the incurrence by the Company or any Restricted Subsidiary of Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in each case incurred in connection with the disposition of any business, assets or Restricted Subsidiary (other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition; and

                  (xi) the incurrence by the Company of Indebtedness (in addition to Indebtedness permitted by any other clause of this paragraph) in an aggregate principal amount at any time outstanding not to exceed $10 million.

         SECTION 3.10. Disposition of Proceeds of Asset Sales. The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (as conclusively determined by a resolution of the Board of Directors of the Company set forth in an Officer's Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of (x) cash or Temporary Cash Investments or (y) property or assets that are used or useful in a Permitted Business; provided that for purposes of this provision, the amount of (A) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto), of the Company or any Restricted Subsidiary (other than, in the case of an Asset Sale by the Company, liabilities that are by their terms subordinated to the Securities) that are assumed by the transferee of any such assets and (B) any securities or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are immediately converted by the Company or such Restricted Subsidiary into cash (or as to which the Company or such Restricted Subsidiary has received at or prior to the consummation of the Asset Sale a commitment (which may be subject to customary conditions) from a nationally recognized investment, merchant or commercial bank to convert into cash within 90 days of the consummation of such Asset Sale and which are thereafter actually converted into cash within such 90-day period) will be deemed to be cash (but shall not be deemed to be Net Proceeds for purposes of the following provisions until reduced to cash). Notwithstanding the foregoing, it will not be a violation of the foregoing provisions if the Company or a Restricted Subsidiary receives Investments as all or part of the consideration for an Asset Sale (which consideration is not otherwise permitted), if such Investments constitute Restricted Investments permitted by Section 3.08

         Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company or the Restricted Subsidiary, as the case may be, may apply such Net Proceeds (i) to make a capital expenditure or to acquire other tangible assets, in each case, that are used or useful in any Permitted Business or (ii) to the extent not applied pursuant to clause (i), to permanently reduce Senior Debt (and, in the case of revolving credit loans, to correspondingly reduce commitments with respect thereto). Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "EXCESS PROCEEDS." When the aggregate amount of Excess Proceeds exceeds $5 million, the Company will be required to make an offer to all Holders of Securities and holders of any other Indebtedness of the Company ranking on a parity with the Securities from time to time outstanding with similar provisions requiring the Company to make an offer to purchase or to redeem such Indebtedness with the proceeds from any Asset Sales, pro rata in proportion to the respective principal amounts of Securities and such other Indebtedness then outstanding (an "ASSET SALE OFFER") to purchase the maximum principal amount of the Securities and such other Indebtedness that may be purchased out of the Excess Proceeds, at an offer price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase (the "PURCHASE PRICE"), in accordance with the procedures set forth below. To the extent that the aggregate amount of Securities and such other Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Securities and such other Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Securities and such other Indebtedness will be purchased on a pro rata basis. Upon completion of an Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

         No later than 5 Business Days after the date on which the aggregate amount of Excess Proceeds exceeds $5 million, the Company shall notify the Trustee of such Asset Sale Offer and provide the Trustee with an Officer's Certificate setting forth the calculations used in determining the amount of Net Proceeds to be applied to the purchase of Securities. The Company shall commence or cause to be commenced the Asset Sale Offer on a date no later than 20 Business Days after such notice (the "COMMENCEMENT DATE").

         The Asset Sale Offer shall remain open for at least 20 Business Days after the Commencement Date relating to such Asset Sale Offer and shall remain open for no more than such 20 Business Days, except to the extent required by applicable law (as so extended, the "OFFER PERIOD"). No later than two Business Days after the termina tion of the Offer Period (the "PURCHASE DATE"), the Company shall purchase the principal amount (the "OFFER AMOUNT") of Securities required to be purchased in such Asset Sale Offer pursuant to this Section or, if less than the Offer Amount has been tendered, all Securities tendered in response to the Asset Sale Offer, in each case for an amount in cash equal to the Purchase Price.

         If the Purchase Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest shall be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Securities pursuant to the Asset Sale Offer.

         On the Commencement Date of any Asset Sale Offer, the Company shall send, or at the Company's request the Trustee shall send, by first class mail, a notice to each of the Holders at their last registered address, with a copy to the Trustee and the paying agent, offering to repurchase the Securities held by such Holder pursuant to the procedure specified in such notice. Such notice, which shall govern the terms of the Asset Sale Offer, shall contain all instructions and materials necessary to enable the Holders to tender Securities pursuant to the Asset Sale Offer and shall state:

                                (1) that the Asset Sale Offer is being made
                           pursuant to this Section and the length of time the Asset Sale Offer shall remain open;

                                (2) the Offer Amount, the Purchase Price and the
                           Purchase Date;

                                (3) that any Security not tendered or accepted
                           for payment shall continue to accrue interest;

                                (4) that, unless the Company defaults in the
                           payment of the Purchase Price, any Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

                                (5) that Holders electing to have a Security
                           purchased pursuant to any Asset Sale Offer shall be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Company, a depositary, if appointed by the Company, or a paying agent at the address specified in the notice prior to the close of business on the Business Day next preceding the Purchase Date;

                                (6) that Holders shall be entitled to withdraw
                           their election if the Company, depositary or paying agent, as the case may be, receives, not later than the close of business on the Business Day next preceding the termination of the Offer Period, a facsimile transmission or letter setting forth the name of the Holder, the certificate number and principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

                                (7) that, if the aggregate principal amount of
                           Securities surrendered by Holders exceeds the Offer Amount, the Trustee shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Trustee so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased);

                                (8) that Holders whose Securities were purchased
                           only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and

                                (9) the circumstances and relevant facts
                           regarding such Asset Sale and any other information that would be material to a decision as to whether to tender a Security pursuant to the Asset Sale Offer.

         On the Purchase Date, the Company shall, to the extent lawful, (i) accept for payment, on a pro rata basis to the extent necessary, an aggregate principal amount equal to the Offer Amount of Securities tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Securities or portion thereof so tendered, (ii) deposit with the paying agent prior to 12:00 noon (New York time) on the Purchase Date an amount in immediately available funds equal to the Purchase Price in respect of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officer's Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the Company. The paying agent shall promptly mail to each Holder of Securities so tendered payment in an amount equal to the Purchase Price for such Securities and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) a new Security to such Holder equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each such new Security shall be in a principal amount of $1,000 or an integral multiple thereof.

         The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other United States Federal, state, or territorial securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities as a result of the Asset Sale Offer.

         SECTION 3.11. Limitation on Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, incur any Indebtedness secured by a Lien ("SECURED INDEBTEDNESS") which is not Senior Debt unless contemporaneously therewith effective provision is made to secure the Securities equally and ratably with (or, if the Secured Indebtedness is Subordinated Debt, on a basis senior to) such Secured Indebtedness for so long as such Secured Indebtedness is secured by a Lien.

         SECTION 3.12. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries. The foregoing shall not restrict encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date of the Indenture, and any extensions, refinancings, renewals or replacements of any of the foregoing; provided that the encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no more restrictive than those contained in the initial agreement or instrument,
(b) the Indenture, (c) applicable law, (d) any instrument governing Indebtedness or Capital Stock of a Person acquired by, or the properties or assets of which Person are acquired by, the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition or in violation of Section 3.09), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person (including its Subsidiaries), or the property or assets of the Person (including its Subsidiaries), so acquired, (e) any lease, license, conveyance or contract insofar as the provisions thereof restrict in a customary manner the subletting, assignment or transfer of any property or asset that is subject to such lease, license, conveyance or contract, (f) purchase money obligations for acquired property that impose restrictions of the nature described in clause (iii) above on the property so acquired, (g) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced, (h) an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, a Restricted Subsidiary so long as such agreement is not otherwise prohibited by the Indenture; provided that the restrictions contained in such agreement are applicable only to such Restricted Subsidiary or its assets and provided further that such sale or disposition is otherwise permitted by the terms of the Indenture, (i) any agreement to transfer, an option or a right with respect to any property of the Company or any of its Restricted Subsidiaries that imposes restrictions of the nature described in clause (iii) above so long as such agreement to transfer, option or right is not otherwise prohibited by the Indenture, or (j) the New Credit Facility and related documentation as the same is in effect on the date of the Indenture and as amended or replaced from time to time; provided that no such amendment or replacement is more restrictive as to the matters enumerated above than the New Credit Facility and related documentation as in effect on the date of the Indenture. Nothing contained in this paragraph shall prevent the Company or any Restricted Subsidiary from incurring any Secured Indebtedness or from restricting the sale or other disposition of property or assets that secure such Secured Indebtedness; provided that the incurrence of such Secured Indebtedness is otherwise permitted under Section 3.11.

         SECTION 3.13. Limitation on Line of Business. The Company will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business other than any one or more of the paperboard, packaging and paper businesses, the gypsum wallboard and other gypsum businesses, recycling businesses generally, and business related generally to any of the foregoing (each, a "PERMITTED BUSINESS").

         SECTION 3.14. Limitation on Senior Subordinated Debt. The Company will not incur, create, issue, assume, Guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt and senior in any respect in right of payment to the Securities.

         SECTION 3.15. Limitation on Transactions with Affiliates. The Company will not, and will not permit any of its Restricted Subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make any contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "AFFILIATE TRANSACTION"), unless
(i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person and (ii) the Company delivers to the Trustee (a) with respect to any Affiliate Transaction involving aggregate consideration in excess of $1 million, a resolution of the Board of Directors of the Company set forth in an Officer's Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors of the Company and (b) with respect to any Affiliate Transaction involving aggregate consideration in excess of $5 million, an opinion as to the fairness to the Company or such Restricted Subsidiary of such Affiliate Transaction from a financial point of view issued by an investment banking firm of national standing, or by another nationally recognized independent expert with experience appraising the terms and conditions of transactions similar to such Affiliate Transaction. Notwithstanding the foregoing: (A) transactions or payments pursuant to any employment arrangements, employee relations or employee or director benefit plans entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary, (B) transactions between or among the Company and/or its Restricted Subsidiaries and (C) transactions between a Person and an Affiliate existing at the time such Person is merged with or into or becomes a Restricted Subsidiary, except to the extent such transaction was entered into in connection with, or in contemplation of, such Person merging with or into or becoming a Restricted Subsidiary, in each case, shall not be deemed to be Affiliate Transactions.

         Notwithstanding the foregoing, any Investment in Affiliates permitted by Section 3.08 shall not be prohibited by the foregoing limitations on Affiliate Transactions.

         SECTION 3.16. Limitation on Issuance of Guarantees of Indebtedness by Restricted Subsidiaries. The Company will not permit any Restricted Subsidiary, directly or indirectly, to Guarantee or secure the payment of any other Indebtedness of the Company or any of its Restricted Subsidiaries (except Indebtedness of a Restricted Subsidiary of such Restricted Subsidiary) unless
(i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to the Indenture providing for the Guarantee of the payment of the Securities by such Restricted Subsidiary, which Guarantee shall be senior to or pari passu with such Restricted Subsidiary's Guarantee of or pledge to secure such other Indebtedness and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under such Guarantee. Notwithstanding the foregoing, any such Guarantee by a Restricted Subsidiary of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon a sale or other disposition, by way of merger or otherwise, to any Person not an Affiliate of the Company, of the Company's stock in, or the assets of, such Restricted Subsidiary, which sale or other disposition results in such Restricted Subsidiary ceasing to be a Restricted Subsidiary and such sale or other disposition is made in compliance with, and the Net Proceeds therefrom are applied in accordance with, the applicable provisions of the Indenture. The form of such supplemental indenture will be attached as an exhibit to the Indenture. The foregoing provisions will not be applicable to (i) Guarantees by Restricted Subsidiaries of Indebtedness under the New Credit Facility, (ii) Guarantees of Indebtedness of a Person by its subsidiaries in effect prior to the time such Person is merged with or into or otherwise became a Restricted Subsidiary, provided that such Guarantees do not extend to any other Indebtedness of such Person or any other Person and
(iii) any one or more Guarantees of up to $2 million in aggregate principal amount of Indebtedness of the Company or any Restricted Subsidiary at any time outstanding.

         SECTION 3.17. Change of Control. Upon the occurrence of a Change of Control, each Holder of Securities will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Securities pursuant to the offer described below (the "CHANGE OF CONTROL OFFER") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase (the "CHANGE OF CONTROL PAYMENT") on a date that is not more than 90 days after the occurrence of such Change of Control (the "CHANGE OF CONTROL PAYMENT DATE"). Prior to the mailing of notice to Holders provided for in the succeeding paragraph, but in any event within 30 days following any Change of Control, the Company covenants to (i) repay in full all Senior Debt that would prohibit the repurchase of the Securities as provided for in the succeeding paragraph or (ii) obtain any requisite consents under instruments governing any such Senior Debt to permit the repurchase of the Securities as provided for in the succeeding paragraph. The Company shall first comply with the covenant in the preceding sentence before it shall be required to repurchase Securities pursuant to this Section 3.17.

         Within 30 days following any Change of Control, the Company will mail, or at the Company's request the Trustee will mail, a notice of a Change of Control to each Holder (at its last registered address with a copy to the Trustee and the paying agent) offering to repurchase the Securities held by such Holder pursuant to the procedures specified in such notice. The Change of Control Offer shall remain open from the time of mailing until the close of business on the Business Day next preceding the Change of Control Payment Date. The notice, which shall govern the terms of the Change of Control Offer, shall contain all instructions and materials necessary to enable the Holders to tender Securities pursuant to the Change of Control Offer and shall state:

                                (1) that the Change of Control Offer is being
                           made pursuant to this Section 3.17 and that all Securities tendered will be accepted for payment;

                                (2) the Change of Control Payment and the Change
                           of Control Payment Date, which date shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed;

                                (3) that any Security not tendered will continue
                           to accrue interest in accordance with the terms of this Indenture;

                                (4) that, unless the Company defaults in the
                           payment of the Change of Control Payment, all Securities accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

                                (5) that Holders electing to have a Security
                           purchased pursuant to any Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Company, a depositary, if appointed by the Company, or a paying agent at the address specified in the notice prior to the close of business on the Business Day next preceding the Change of Control Payment Date;

                                (6) that Holders will be entitled to withdraw
                           their election if the Company, depositary or paying agent, as the case may be, receives, not later than the close of business on the Business Day next preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the certificate number and principal amount of the Security the Holder delivered for purchase, and a statement that such Holder is withdrawing his election to have such Security purchased;

                                (7) that Holders whose Securities are being
                           purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; and

                                (8) the circumstances and relevant facts
                           regarding such Change of Control (including, but not limited to, information with respect to pro forma historical financial information after giving effect to such Change of Control, information regarding the Person or Persons acquiring control and such Person's or Persons' business plans going forward) and any other information that would be material to a decision as to whether to tender a Security pursuant to the Change of Control Offer.

         On the Change of Control Payment Date, the Company will, to the extent lawful, (i) accept for payment all Securities or portions thereof properly tendered and not withdrawn pursuant to the Change of Control Offer, (ii) deposit with the paying agent before 12:00 noon (New York time) on the Change of Control Payment Date an amount in immediately available funds equal to the Change of Control Payment in respect of all Securities or portions thereof so tendered and
(iii) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officer's Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the Company. The paying agent will promptly mail to each Holder of Securities so tendered the Change of Control Payment for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each such new Security will be in a principal amount of $1,000 or an integral multiple thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other United States Federal, state, or territorial securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Securities as a result of a Change of Control.

         SECTION 3.18. Reports. (i) So long as any of the Securities remain outstanding, the Company will furnish to the Trustee and the Holders of Securities within 15 days after the filing thereof with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. All obligors on the Securities shall comply with the provisions of the Trust Indenture Act
Section 314(a). The Company shall file with the Commission (a) within 90 days after the end of each fiscal year, annual reports on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and a report thereon by the Company's certified public accountants; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 10-Q (or any successor or comparable form) containing the information required to be contained therein (or required in any successor or comparable form), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and (c) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 8-K (or any successor or comparable form) containing the information required to be contained therein (or required in any successor or comparable form); provided, however, that the Company shall not be in default of the provisions of this
Section 3.18) for any failure to file reports with the Commission solely by the refusal of the Commission to accept the same for filing. Each of the financial statements contained in such reports shall be prepared in accordance with GAAP.

              (ii) The Trustee, at the Company's expense, shall promptly mail copies of all such annual reports, information, documents and other reports provided to the Trustee pursuant to Section 3.18(i) hereof to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

              (iii) Whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability and make such information available to securities analysts and prospective investors upon request.

              (iv) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to the Holders under this
         Section 3.18.

              (v) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

         SECTION 3.19. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not (i) at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company will expressly waive all benefit or advantage of any such law and (ii) by reason of any such law hinder, delay or impede the execution of any power granted to the Trustee under this Indenture and will suffer and permit the execution of every such power as though no such law had been enacted.



                                   ARTICLE 4
            REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

         SECTION 4.01. Events of Default. Each of the following constitutes an "Event of Default":

              (i) default for 30 days in the payment when due of interest on the Securities (whether or not prohibited by the provisions described in Article 9);

              (ii) default in payment when due of the principal of or premium, if any, on the Securities (whether or not prohibited by the provisions described in Article 9);

              (iii) failure by the Company to comply with the provisions of Sections 3.08, 3.09, 3.10, or 3.17 hereof;

              (iv) failure by the Company for 30 days after notice to comply with any of its other covenants or agreements in the Indenture or the Securities;

              (v) any default that occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Significant Subsidiary of the Company (or the payment of which is Guaranteed by the Company or any Significant Subsidiary of the Company), whether such Indebtedness or Guarantee exists on the date hereof or is created after the date hereof, which default (a) constitutes a Payment Default or (b) results in the acceleration of Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or that has been so accelerated, aggregates $3 million or more;

              (vi) failure by the Company or any Significant Subsidiary of the Company to pay a final judgment or final judgments entered by a court or courts of competent jurisdiction against the Company or any Significant Subsidiary of the Company aggregating in excess of $3 million if such final judgment or judgments remain unpaid or undischarged for a period (during which execution shall not be effectively stayed) of 60 days after their entry;

              (vii) the Company or any Significant Subsidiary of the Company thereof pursuant to or within the meaning of any Bankruptcy Law:

                       (A) commences a voluntary case,

                       (B) consents to the entry of an order for relief against
                  it in an involuntary case in which it is the debtor,

                       (C) consents to the appointment of a Custodian of it or
                  for all or substantially all of its property,

                       (D) makes a general assignment for the benefit of its
                  creditors, or

                       (E) admits in writing its inability generally to pay its
                  debts as the same become due; and

              (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                       (A) is for relief against the Company or any Significant
                  Subsidiary of the Company in an involuntary case in which it is the debtor,

                       (B) appoints a Custodian of the Company or any
                  Significant Subsidiary of the Company or for all or substantially all of the property of the Company or any Significant Subsidiary of the Company, or

                       (C) orders the liquidation of the Company or any
                  Significant Subsidiary of the Company,

         and the order or decree remains unstayed and in effect for 60 days.

         The term "BANKRUPTCY LAW" means title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         SECTION 4.02. Acceleration. If any Event of Default (other than an Event of Default specified in clause (vii) or (viii) of Section 4.01 hereof) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by written notice to the Company and the Trustee, may declare the unpaid principal of, premium, if any, and any accrued and unpaid interest on all the Securities to be due and payable immediately; provided that for so long as the New Credit Facility is in effect, such declaration shall not become effective until the earlier of (i) five Business Days after receipt of the written notice declaring the Securities to be due and payable immediately by the administrative agent under the New Credit Facility or (ii) acceleration of the Indebtedness under the New Credit Facility. Except as set forth above, upon such declaration the principal of, premium, if any, and interest shall be due and payable immediately. If an Event of Default specified in clause (vii) or (viii) of Section 4.01 hereof occurs with respect to the Company or any Significant Subsidiary of the Company, the unpaid principal of, premium, if any, and any accrued and unpaid interest on all the Securities shall ipso facto become and be immediately due and payable without further action or notice on the part of the Trustee or any Holder.

         SECTION 4.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquies cence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         SECTION 4.04. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Securities waive any existing Default or Event of Default and its consequences under this Indenture except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 4.05. Control by Majority. Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper which is not inconsistent with any such direction.

         SECTION 4.06. Limitation on Suits. A Holder may pursue a remedy with respect to this Indenture or the Securities only if:

              (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

              (ii) the Holders of at least 25% in aggregate principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

              (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

              (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

              (v) during such 60-day period the Holders of a majority in aggregate principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

         SECTION 4.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal, premium, if any, and interest on the Security , on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         SECTION 4.08. Collection Suit by Trustee. If an Event of Default specified in Section 4.01(i) or (ii) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any other obligor for the whole amount of principal, premium, if any, and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover amounts due the Trustee under
Section 5.07 hereof, including the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         SECTION 4.09. Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 4.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

         First: to the Trustee, its agents and attorneys for amounts due under
Section 5.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

         Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any and interest, respectively; and

         Third: to the Company or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 4.10 upon five Business Days prior notice to the Company.

         SECTION 4.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 4.07 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Securities.



                                   ARTICLE 5
                            CONCERNING THE TRUSTEE

         SECTION 5.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

         (a) prior to the occurrence of an Event of Default of which the Trustee has actual notice and after the curing or waiving of all such Events of Default which may have occurred:

                (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, Officer's Certificates or other certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, Officer's Certificates or other certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

         This Section 5.01 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

         SECTION 5.02. Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.01:

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company, as the case may be;

         (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

         (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

         (f) prior to the occurrence of an Event of Default hereunder, of which the Trustee has actual notice, and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Company upon demand;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

         (i) the permissive right of the Trustee to take an action enumerated in this Indenture shall not be construed as a duty to take such action; and

         (j) notwithstanding any other provision of this Indenture to the contrary, any provision intended to provide authority to act, right to payment of fees and expenses, protection, immunity and indemnification to the Trustee shall be interpreted to include any action of the Trustee whether it is acting in its capacity as Trustee, Registrar, or paying agent.

         SECTION 5.03. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, any supplemental indenture or instruments of further assurance or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

         SECTION 5.04. Trustee and Agents May Hold Securities; Collections, etc. The Trustee shall not be held accountable for the use by any Holder of any Securities properly authenticated and delivered by the Trustee hereunder. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

         SECTION 5.05. Moneys Held by Trustee. Subject to the provisions of
Section 11.06 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

         SECTION 5.06. Notice of Default. If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in Trust Indenture Act Section 313(c) notice of the Default or Event of Default within 45 days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

         SECTION 5.07. Compensation and Indemnification of Trustee and Its Prior Claim. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing among the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities and the Guarantee are hereby subordinated to such senior claim.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.01(a)(vii) or Section 4.01(a)(viii), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         SECTION 5.08. Right of Trustee to Rely on Officer's Certificate, etc. Subject to Sections 5.01 and 5.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 5.09. Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $100,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         SECTION 5.10. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee may at any time resign by giving written notice of resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

                (i) the Trustee shall fail to comply with the provisions of
         Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

                (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in
Section 6.01 of the action in that regard taken by the Securityholders.

         If no successor trustee shall have been so appointed and have accepted appointment 30 days after the mailing of such notice of removal, the trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.11.

         SECTION 5.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.10 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 11.06, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument as may be reasonably requested by the Company or such successor trustee transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.07.

         Upon acceptance of appointment by a successor trustee as provided in this Section 5.11, the Company shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.10. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         SECTION 5.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or to which the Trustee's assets may be sold, or any corporation resulting from any merger, conversion, consolidation or sale to which the Trustee shall be a party or by which the Trustee's property may be bound, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 5.13. Preferential Collection of Claims. Reference is made to
Section 311 of the Trust Indenture Act. For purposes of Section 311(b) (4) and
(6) of such Act, the following terms shall mean:

         (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

         (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.



                                   ARTICLE 6
                            CONCERNING THE HOLDERS

         SECTION 6.01. Evidence of Action Taken by Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.01 and 5.02) conclusive in favor of the Trustee and the Company if made in the manner provided in this Article. Any request, demand, authorization, direction, notice, consent, waiver or other action issued or taken by any Holder of any Security shall be binding upon any subsequent Holder of the same Security or any Security issued in substitution therefor.

         SECTION 6.02. Proof of Execution of Instruments and of Holding of Securities; Record Date. Subject to Sections 5.01 and 5.02, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the Registrar thereof. The Company may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in Section 6.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

         SECTION 6.03. Securities Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.01 and 5.02, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

         SECTION 6.04. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities.



                                   ARTICLE 7
                            SUPPLEMENTAL INDENTURES

         SECTION 7.01. Supplemental Indentures Without Consent of Holders. The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Holder:

                (i)     to cure any ambiguity, defect or inconsistency;

                (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                (iii) to provide for any supplemental indenture required pursuant to Section 3.16 hereof;

                (iv) to provide for the assumption of the Company's obligations to the Holders of the Securities in the case of any transaction pursuant to Article 8 hereof;

                (v) to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights hereunder of any such Holder; or

                (vi) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

         Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 7.04 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

         SECTION 7.02. With Consent of Holders. Except as provided in the next succeeding paragraphs, this Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Securities), and any existing default or compliance with any provision of this Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for such Securities).

         Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.04 hereof, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 7.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. Subject to Sections 4.04 and 4.07 hereof, the Holders of a majority in aggregate principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. Without the consent of each Holder affected, however, an amendment or waiver may not (with respect to any Security held by a non-consenting Holder):

                (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                (ii) reduce the principal of or change the fixed maturity of any Security (other than provisions relating to the covenants described under 3.10 and 3.17);

                (iii) reduce the rate of or change the time for payment of interest on any Security;

                (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount thereof and a waiver of the payment default that resulted from such acceleration);

                (v) make any Security payable in money other than that stated in the Securities;

                (vi)    make any change in Section 4.04 or 4.07 hereof;

                (vii) waive a redemption payment with respect to any Security (other than a payment described by Section 3.10 or 3.17);

                (viii) modify the ranking or priority of the Securities or the Guarantee or modify the definition of Senior Debt or Designated Senior Debt or amend or modify Article 9 in any manner adverse to the Holders; or

                (ix)    make any change in this sentence of this Section 7.02.

         SECTION 7.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 7.04. Documents to Be Given to Trustee; Compliance with TIA. Prior to the execution of any supplemental indenture, the Trustee shall receive an Officer's Certificate and an Opinion of Counsel, each stating that in the opinion of the signer thereof such supplemental indenture complies with the applicable provisions of this Indenture and the TIA, and, subject to the provisions of Sections 5.01 and 5.02, such Officer's Certificate and Opinion of Counsel shall constitute conclusive evidence of the opinions and conclusions therein stated. Every such supplemental indenture shall comply with the TIA.

         SECTION 7.05. Notation on Securities in Respect of Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation approved by the Trustee as to form (but not as to substance) as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.



                                   ARTICLE 8
                    CONSOLIDATION, MERGER OR SALE OF ASSETS

         SECTION 8.01. When the Company May Merge, Etc. The Company will not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the properties or assets of the Company in one or more related transactions, to another corporation, Person or entity unless (i) the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (the "Surviving Entity") is a corporation organized or existing under the laws of the United States, any state thereof or the District of Colombia; (ii) the Surviving Entity assumes all the obligations of the Company under the Securities and the Indenture pursuant to a supplemental Indenture in form reasonably satisfactory to the Trustee;

(iii) immediately before and after giving effect to such transaction, and treating any Indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of the transaction, no Default or Event of Default shall have occurred and be continuing; and (iv) the Company or the Surviving Entity (A) will have Consolidated Net Worth immediately after the transaction and prior to any purchase accounting adjustments equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (B) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 3.09.

         SECTION 8.02. Successor Corporation Substituted. Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 8.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

         Notwithstanding the foregoing, (i) a consolidation or merger by the Company with or into, or (ii) the sale, assignment, transfer, lease, conveyance or other disposition by the Company of all or substantially all of its property or assets to, one or more of its Subsidiaries shall not relieve the Company from its obligations under this Indenture or the Securities.

         SECTION 8.03. Opinion of Counsel to Trustee. Prior to the consummation of any transaction contemplated by this Article 8 or the execution of any supplemental indenture related thereto, the Trustee shall receive an Opinion of Counsel and an Officer's Certificate, each stating that in the opinion of the signer thereof such consolidation, merger, conveyance, sale, transfer, lease, exchange or other disposition complies with the applicable provisions of this Indenture and any supplemental indenture complies with the terms of this Indenture and the TIA, and, subject to Sections 5.01 and 5.02, such Officer's Certificate and Opinion of Counsel shall constitute conclusive evidence of the opinions and conclusions therein stated.

                                   ARTICLE 9
                                 SUBORDINATION

         SECTION 9.01. Agreement to Subordinate. The Company agrees, and each Holder by accepting a Security agrees, any provision of this Indenture or the Securities to the contrary notwithstanding, that all Obligations owed under and in respect of the Securities are subordinated in right of payment, to the extent and in the manner provided in this Article 9, to the prior payment in full in cash or Cash Equivalents of all Obligations owed under and in respect of all Senior Debt of the Company and that the subordination of the Securities pursuant to this Article 9 is for the benefit of all holders of all Senior Debt of the Company, whether outstanding on the Closing Date or incurred thereafter.

         SECTION 9.02. Liquidation; Dissolution; Bankruptcy. (a) Upon any distribution of cash, securities or other property of the Company to creditors upon any Insolvency or Liquidation Proceeding with respect to the Company (i) the holders of any Senior Debt of the Company will be entitled to receive payment in full, in cash or Cash Equivalents, of all Obligations due in respect of such Senior Debt (including Post-Petition Interest and, in the case of all Designated Senior Debt, all Obligations with respect thereto) before the Holders will be entitled to receive any payment or distribution with respect to the Securities (including payment for the repurchase of Securities upon a Change of Control), and (ii) until all Obligations with respect to such Senior Debt of the Company are paid in full, in cash or Cash Equivalents, any payment or distribution to which the Holders would be entitled shall be made to the holders of the Company's Senior Debt on a pro rata basis (except payments made from the trust described in Section 11.04 and except that Holders of the Securities may receive Reorganization Securities).

         Upon any Insolvency or Liquidation Proceeding with respect to the Company, any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property, to which the Holders or the Trustee would be entitled, except for the subordination provisions of this Indenture, shall be paid by the Company, any paying agent or other Person making such payment or distribution, or by the Holders or by the Trustee if received by them, directly to the holders of the Company's Senior Debt (pro rata to such holders on the basis of the amounts of the Obligations due in respect of the Senior Debt held by them) or their representatives, as their interests may appear, for application to the payment of all Obligations due in respect of such Senior Debt (including Post-Petition Interest and, in the case of all Designated Senior Debt, all Obligations with respect thereto) until all such Obligations have been paid in full in cash, after giving effect to all other payments or distributions to, or provisions made for, holders of the Company's Senior Debt.

         (b) A distribution may consist of cash, securities or other property, by set-off or otherwise. For purposes of this Article 9, the words "cash, securities or other property" shall not include any distribution of securities of the Company or any other corporation provided for in any reorganization proceeding under any Bankruptcy Law if (i) such securities constitute Reorganization Securities, (ii) such distribution was authorized by an order or decree of a court of competent jurisdiction, and (iii) such order gives effect to (and states in such order or decree that effect has been given to) the subordination of such securities to all Senior Debt of the Company not paid in full in connection with such reorganization; provided that (a) all such Senior Debt is assumed by the reorganized corporation and (b) the rights of the holders of any such Senior Debt are not, without the consent of such holders, altered by such reorganization, which consent shall be deemed to have been given if the holders of such Senior Debt (or their representative), individually or as a class, shall have approved such reorganization.

         (c) Notwithstanding anything to the contrary in Section 9.02, Holders of Securities may continue to receive payments from the trust established pursuant to Section 11.04.

         SECTION 9.03. Default on Designated Senior Debt. The Company may not make any payment upon or in respect of the Securities (except in such subordinated securities as described in Section 9.02(b) or from the trust established pursuant to Section 11.04) if (i) a Payment Default on Designated Senior Debt occurs and is continuing beyond any applicable period of grace or
(ii) any other default occurs and is continuing with respect to Designated Senior Debt that permits holders of the Designated Senior Debt as to which such default relates to accelerate its maturity and the Trustee receives a written notice of such default (a "PAYMENT BLOCKAGE NOTICE") from the Company or any Representative of such Designated Senior Debt. Payments on the Securities may be resumed and all past due amounts on the Securities shall be paid (a) in the case of a Payment Default, upon the date on which such default is cured or waived and
(b) in case of any default other than a Payment Default, upon the earlier of (1) the date on which such nonpayment default is cured or waived or (2) 179 days after the date on which the applicable Payment Blockage Notice is received, in each case, unless the maturity of such Designated Senior Debt has been accelerated and the Company has defaulted with respect to the payment of such Designated Senior Debt. No new period of payment blockage may be commenced unless and until 360 days have elapsed since the date of receipt by the Trustee of the immediately prior Payment Blockage Notice. No default other than a Payment Default that existed or was continuing on the date any Payment Blockage Notice was given shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         SECTION 9.04. When Distributions Must Be Paid Over. If the Company shall make any payment to the Trustee on account of the principal of, or premium, if any, or interest on, the Securities, or any other Obligation in respect of the Securities, or the Holders shall receive from any source any payment on account of the principal of, premium, if any, or interest on, the Securities or any Obligation in respect of the Securities, at a time when such payment is prohibited by this Article 9, the Trustee or such Holders shall hold such payment in trust for the benefit of, and shall pay over and deliver to, the holders of the Company's Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of such Senior Debt held by them) or their representative, as their respective interests may appear, for application to the payment of all outstanding Senior Debt of the Company until all such Senior Debt has been paid in full in cash, after giving effect to all other payments or distributions to, or provisions made for, the holders of the Company's Senior Debt.

         With respect to the holders of Senior Debt of the Company, the Trustee undertakes to perform only such obligations on its part as are specifically set forth in this Article 9, and no implied covenants or obligations with respect to any holders of the Company's Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of the Company's Senior Debt, and shall not be liable to any holders of such Senior Debt if the Trustee shall pay over or distribute to, or on behalf of, Holders or the Company or any other Person, money or assets to which any holders of such Senior Debt are entitled pursuant to this Article 9, except if such payment is made at a time when a Responsible Officer has actual knowledge that the terms of this Article 9 prohibit such payment.

         SECTION 9.05. Notice. Neither the Trustee nor the paying agent shall at any time be charged with the knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee or paying agent under this Article 9 unless and until the Trustee or paying agent shall have received written notice thereof from the Company or one or more holders of the Company's Senior Debt or a Representative of any holders of such Senior Debt; and, prior to the receipt of any such written notice, the Trustee or paying agent shall be entitled to assume conclusively that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of written notice by a Person representing itself to be a holder of the Company's Senior Debt (or a Representative thereof) to establish that such notice has been given.

         The Company shall promptly notify the Trustee and the paying agent in writing of any facts it knows that would cause a payment of principal of, premium, if any, or interest on, the Securities or any other Obligation in respect of the Securities to violate this Article 9, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt of the Company provided in this Article 9 or the rights of holders of such Senior Debt under this Article 9.

         SECTION 9.06. Subrogation. After all Senior Debt of the Company has been paid in full in cash and until the Securities are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness pari-passu with the Securities) to the rights of holders of such Senior Debt to receive distributions applicable to such Senior Debt to the extent that distributions otherwise payable to the Holders have been applied to the payment of such Senior Debt. A distribution made under this Article 9 to holders of the Company's Senior Debt that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on its Senior Debt.

         SECTION 9.07. Relative Rights. This Article 9 defines the relative rights of Holders and holders of the Company's Senior Debt. Nothing in this Indenture shall: (1) impair, as between the Company and Holders, the Company's Obligations, which are absolute and unconditional, to pay principal of, premium, if any, and interest on the Securities in accordance with their terms; (2) affect the relative rights of Holders and the Company's creditors other than their rights in relation to holders of the Company's Senior Debt; or (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of the Company's Senior Debt to receive distributions and payments otherwise payable to Holders.

         The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article 9 shall not be construed as preventing the occurrence of an Event of Default under Section 4.01.

         SECTION 9.08. The Company and Holders May Not Impair Subordination. (a) No right of any holder of the Company's Senior Debt to enforce the subordination as provided in this Article 9 shall at any time or in any way be prejudiced or impaired by any act or failure to act by the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, the Securities or any other agreement regardless of any knowledge thereof with which any such holder may have or be otherwise charged.

         (b) Without in any way limiting Section 9.08(a), the holders of any Senior Debt of the Company may, at any time and from time to time to the extent not otherwise prohibited by this Indenture, without the consent of or notice to any Holders, without incurring any liabilities to any Holder and without impairing or releasing the subordination and other benefits provided in this Indenture or the Holders' obligations to the holders of such Senior Debt, even if any Holder's right of reimbursement or subrogation or other right or remedy is affected, impaired or extinguished thereby, do any one or more of the following: (i) amend, renew, exchange, extend, modify, increase or supplement in any manner such Senior Debt or any instrument evidencing or guaranteeing or securing such Senior Debt or any agreement under which such Senior Debt is outstanding (including, but not limited to, changing the manner, place or terms of payment or changing or extending the time of payment of, or renewing, exchanging, amending, increasing or altering, (1) the terms of such Senior Debt, (2) any security for, or any Guarantee of, such Senior Debt, (3) any liability of any obligor on such Senior Debt (including any guarantor) or any liability incurred in respect of such Senior Debt) (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing such Senior Debt or any liability of any obligor thereon, to such holder, or any liability incurred in respect thereof; (iii) settle or compromise any such Senior Debt or any other liability of any obligor of such Senior Debt to such holder or any security therefor or any liability incurred in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, payment of any of the Company's Senior Debt) in any manner or order; and (iv) fail to take or to record or otherwise perfect, for any reason or for no reason, any lien or security interest securing such Senior Debt by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other Person, elect any remedy and otherwise deal freely with any obligor and any security for such Senior Debt or any liability of any obligor to the holders of such Senior Debt or any liability incurred in respect of such Senior Debt.

         (c) Each Holder by accepting a Security agrees not to compromise, release, forgive or otherwise discharge the Company's Obligations with respect to such Holder's Security unless holders of a majority of the outstanding amount of each class of Senior Debt consent to such compromise, release, forgiveness or discharge.

         SECTION 9.09. Distribution or Notice to Representative. Whenever a distribution is to be made, or a notice given, to holders of Senior Debt of the Company, the distribution may be made and the notice given to their Representative, if any. If any payment or distribution of the Company's assets is required to be made to holders of any of the Company's Senior Debt pursuant to this Article 9, the Trustee and the Holders shall be entitled to rely upon any order or decree of any court of competent jurisdiction, or upon any certificate of a Representative of such Senior Debt or a Custodian, in ascertaining the holders of such Senior Debt entitled to participate in any such payment or distribution, the amount to be paid or distributed to holders of such Senior Debt and all other facts pertinent to such payment or distribution or to this Article 9.

         SECTION 9.10. Rights of Trustee and Paying Agent. The Trustee or paying agent may continue to make payments on the Securities unless prior to any payment date it has received written notice of facts that would cause a payment of principal of, or premium, if any, or interest on, the Securities to violate this Article 9. Only the

Company, a representative of Senior Debt, or a holder of Senior Debt that has no representative may give such notice.

         To the extent permitted by the TIA, the Trustee in its individual or any other capacity may hold Indebtedness of the Company (including Senior Debt) with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

         Nothing in this Article 9 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.07.

         SECTION 9.11. Authorization to Effect Subordination. Each Holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 9, and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes (including, without limitation, the timely filing of a claim for the unpaid balance of the Security that such Holder holds in the form required in any Insolvency or Liquidation Proceeding and causing such claim to be approved).

         If a proper claim or proof of debt in the form required in such proceeding is not filed by or on behalf of all Holders prior to 30 days before the expiration of the time to file such claims or proofs, then the holders or a representative of any Senior Debt of the Company are hereby authorized, and shall have the right (without any duty), to file an appropriate claim for and on behalf of the Holders.

         SECTION 9.12. Payment. A payment on account of or with respect to any Security shall include, without limitation, any Additional Interest, principal, premium or interest with respect to or in connection with any optional redemption or purchase provisions, any direct or indirect payment payable by reason of any other Indebtedness or Obligation being subordinated to the Securities, and any direct or indirect payment or recovery on any claim as a Holder relating to or arising out of this Indenture or any Security, or the issuance of any Security, or the transactions contemplated by this Indenture or referred to herein.

                                  ARTICLE 10
                           REDEMPTION OF SECURITIES

         SECTION 10.01. Right of Optional Redemption; Prices. On or after July 15, 2003, the Company at its option may, at any time, redeem all, or from time to time any part of, the Securities upon payment of the optional redemption prices set forth in the form of Security hereinabove recited, together with accrued and unpaid interest to the date fixed for redemption.

         In addition, prior to July 15, 2001, the Company may redeem up to 35% of the principal amount of the Securities with the net cash proceeds received by the Company from one or more Public Equity Offerings, at a redemption price of 109.5% of the principal amount thereof, plus accrued and unpaid interest to the date fixed for redemption (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on an Interest Payment Date that is on or prior to the redemption date); provided, however, that at least 65% of the aggregate principal amount of the Securities originally issued remains outstanding immediately after any such redemption (excluding any Securities owned by the Company or any of its Affiliates). Notice of redemption pursuant to this paragraph must be mailed to holders of Notes not later than 60 days following the consummation of such Public Equity Offering.

         SECTION 10.02. Notice of Redemption; Partial Redemptions. Notice of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         The notice of redemption to each such Holder shall identify the Securities to be redeemed (including CUSIP numbers) and shall specify the principal amount of each Security held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Securities to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         No later than 12:00 noon (New York time) on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents, in immediately available funds, (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Company will deliver to the Trustee at least 35 days prior to the date fixed for redemption (and no later than 5 days prior to the mailing of notice of such redemption to the Holders) an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed.

         If less than all the Securities are to be redeemed, the Trustee shall select, either pro rata, by lot or by any other method it shall deem fair and reasonable, Securities to be redeemed in whole or in part. Securities may be redeemed in part in multiples of $1,000 only. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 10.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.05 and 11.06, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Securities registered as such on the relevant Interest Record Date subject to the terms and provisions of Section 2.04 hereof.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security.

         Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 10.04. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.



                                  ARTICLE 11
                      DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 11.01. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may, at its option, by resolution of the Board of Directors, at any time, elect to have either Section 11.02 or Section 11.03 applied to the outstanding Securities upon compliance with the conditions set forth below in this Article 11.

         SECTION 11.02. Legal Defeasance and Discharge. Upon the Company's exercise under Section 11.01 hereof of the option applicable to this Section 11.02, the Company shall be deemed to have been discharged from its Obligations with respect to all outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of
Section 11.05 hereof and the other Sections of this Indenture referred to in clauses (i) and (ii) of this Section 11.02, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 11.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.01, 2.02, 2.05, 2.06, 2.07, 2.08, 2.09, 2.11, 3.01, 3.02, 3.04 and 11.05 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 5.07 hereof, and the Company's obligations in connection therewith and with this Article 11. Subject to compliance with this
Article 11, the Company may exercise its option under this Section 11.02 notwithstanding the prior exercise of its option under Section 11.03 hereof with respect to the Securities.

         SECTION 11.03. Covenant Defeasance. Upon the Company's exercise under
Section 11.01 hereof of the option applicable to this Section 11.03, the Company shall be released from their obligations under the covenants contained in Sections 3.08 through 3.17 and clause (iv) of Section 8.01 hereof with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not outstanding for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed outstanding for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 4.01(iii) or (iv) hereof, but, except as specified above, the remainder of this Indenture, such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 11.01 hereof of the option applicable to this Section 11.03, Sections 4.01(v) and 4.01(vi) hereof shall not constitute Events of Default.

         SECTION 11.04. Conditions to Legal or Covenant Defeasance. The following shall be the conditions to application of either Section 11.02 or
Section 11.03 hereof to the outstanding Securities:

                (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.10 who shall agree to comply with the provisions of this Article 11 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) cash in U.S. Dollars in an amount, or (b) non-callable Government Securities that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (c) a combination thereof, in such amounts, whether deposited under clause (a), (b) or (c), as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof addressed and delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on such outstanding Securities on the stated maturity date of such principal or installment of principal, premium, if any, or interest; provided that the Company may deposit amounts sufficient to pay and discharge the principal of, premium, if any and interest on such outstanding Securities through a scheduled redemption date if the Company, at the time of such deposit, causes to be addressed and delivered to the Trustee a written certification of independent certified public accountants verifying such sufficiency and irrevocably authorizes the Trustee to issue a timely notice of redemption and to take such other steps reasonably requested by the Trustee to ensure that such redemption will be effectuated.

                (ii) In the case of an election under Section 11.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred.

                (iii) In the case of an election under Section 11.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

                (iv) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Section 4.01(viii) or 4.01(ix) hereof is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                (v) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound (other than a breach, violation or default resulting from the borrowing of funds to be applied to such deposit).

                (vi) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                (vii) The Company shall have delivered to the Trustee an Officer's Certificate stating that the deposit made by the Company pursuant to its election under Section 11.02 or 11.03 hereof was not made by the Company with the intent of preferring the Holders of the Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

                (viii) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section 11.02 hereof or the Covenant Defeasance under
         Section 11.03 hereof (as the case may be) have been complied with as contemplated by this Section 11.04.

         SECTION 11.05. Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions. Subject to Section 11.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 11.04 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as paying agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal of, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 11.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

         Anything in this Article 11 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any money or non-callable Government Securities held by it as provided in Section 11.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered and addressed to the Trustee (which may be the opinion delivered under Section 11.04(i) hereof), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

         SECTION 11.06. Repayment to the Company. Any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 11.07. Reinstatement. If the Trustee or paying agent is unable to apply any U.S. Dollars or non-callable Government Securities in accordance with Section 11.02 or 11.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.02 or 11.03 hereof until such time as the Trustee or paying agent is permitted to apply all such money in accordance with Section 11.02 or 11.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Security to receive such payment from the money held by the Trustee or paying agent.



                                  ARTICLE 12
                           MISCELLANEOUS PROVISIONS

         SECTION 12.01. Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company, or of a Subsidiary thereof, or of any successor, either directly or through the Company, or of a Subsidiary thereof, or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

         SECTION 12.02. Provisions of Indenture for the Sole Benefit of Parties and Holders. Except as set forth in Section 12.09, nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

         SECTION 12.03. Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind their successors and assigns, whether so expressed or not.

         SECTION 12.04. Notices and Demands on Company, Trustee and Holders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to Republic Group Incorporated, 811 East 30th Avenue, Hutchinson, Kansas 67503,
Attention: Doyle R. Ramsey. Any notice, direction, request or demand by the Company or any

Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

         Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. The Trustee may waive notice to it of any provision herein, and such waiver shall be deemed to be for its convenience and discretion. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 12.05. Officer's Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company unless such officer or counsel knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         SECTION 12.06. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         SECTION 12.07. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

         SECTION 12.08. New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

         SECTION 12.09. Third Party Beneficiaries. Holders of Senior Debt of the Company are third party beneficiaries of this Indenture, and any of them (or their representative) shall have the right to enforce the provisions of this Indenture that benefit such holders.

         SECTION 12.10. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 12.11. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                  SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of July 15, 1998.


                                       REPUBLIC GROUP INCORPORATED,
                                         as Company


                                       By:/s/ PHIL SIMPSON
                                          -------------------------------------
                                            Name:  Phil Simpson
                                            Title: Chairman & CEO


                                       UMB BANK, N.A.
                                         as Trustee


                                       By:/s/ R. WILLIAM BLOEMKER
                                          -------------------------------------
                                            Name:  R. William Bloemker
                                            Title: Vice President

                                                                       EXHIBIT A

                      Form of Certificate to Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S

                                 ------, ----

UMB BANK, N.A.
928 Grand Boulevard, 13th Floor
Kansas City, Missouri 64106


Attention: Corporate Trust Department

Re:  Republic Group Incorporated (the "Company")
     9.50% Senior Subordinated Notes due 2008 (the "Securities")
     -----------------------------------------------------------

Dear Sirs:

         In connection with our proposed sale of U.S.$________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

         (1) the offer of the Securities was not made to a person in the United States;

         (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

         (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,

                                    [Name of Transferor]


                                    By:
                                        ------------------------------------
                                            Authorized Signature

                                      A-2